Final Version 7/30/12

TRUST INDENTURE

by and between

U.S. BANK NATIONAL ASSOCIATION,

as Trustee and Collateral Agent

and

Q LOTUS HOLDINGS, INC.

Dated as of July 1, 2012

Relating To

Q LOTUS HOLDINGS, INC.

SECURED NOTES

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EXHIBITS

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TRUST INDENTURE

THIS TRUST INDENTURE (the “Trust Indenture”) is made and entered into as of July 1, 2012, by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association existing under and by virtue of the laws of the United States (“U.S. Bank”) with corporate trust powers and qualified to accept trusts of the type herein set forth (in such capacity, the “Trustee” and the “Collateral Agent”) and Q LOTUS HOLDINGS, INC., a Nevada corporation (the “Issuer”).

WITNESSETH:

WHEREAS, the Issuer was formed to operate as a diversified financial services company; and

WHEREAS, Q Lotus, Inc., a Nevada corporation (the “Subsidiary”), is a wholly-owned subsidiary of the Issuer; and

WHEREAS, Subsidiary owns certain silica mining claims (each, a “Claim”); and

WHEREAS, the Issuer desires to issue and sell its secured promissory notes in the aggregate principal amount of not exceeding $3,000,000,000 (the “Notes”), as more fully described herein; and

WHEREAS, the obligation of the Issuer to pay the principal of, Redemption Price, and interest on the Notes when due, whether on any Interest Payment Date or any Principal Payment Date, or by acceleration, redemption or otherwise, shall be secured solely by the Trust Estate (as herein defined), which shall include a first priority security interest in the Claims described in the Collateral Agreement (as more fully defined herein, the “Collateral”);

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01         DEFINITIONS. For the purpose of this Trust Indenture, the capitalized terms used herein shall have the meanings ascribed to them in Exhibit A attached hereto unless the context clearly requires some other meaning. The term “Indenture” or “Trust Indenture” as used herein shall mean this Trust Indenture.

SECTION 1.02         RULES OF CONSTRUCTION. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context otherwise indicates, words importing the singular number shall include the plural number and vice versa, and words importing persons shall include corporations and associations, including public bodies, as well as natural persons.

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The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms, as used in this Trust Indenture, refer to this Trust Indenture.

ARTICLE II
RECITALS AND REPRESENTATIONS

SECTION 2.01         RECITAL INCORPORATION. The recitals set forth in the beginning of this Trust Indenture are hereby incorporated herein.

SECTION 2.02         CONDITIONS PRECEDENT SATISFIED. Each party hereto represents with respect to itself that all acts, conditions and things required by law to exist, happen and be performed precedent to and in connection with the execution and delivery of this Trust Indenture have happened and have been performed in regular and due time, form and manner as required by law, and the parties hereto each represents as to itself that it is now duly empowered to execute and deliver this Trust Indenture.

ARTICLE III
APPOINTMENT OF TRUSTEE AND COLLATERAL AGENT;
DECLARATION OF TRUST

SECTION 3.01         APPOINTMENT OF TRUSTEE AND COLLATERAL AGENT. In consideration of the recitals hereinabove set forth and for other valuable consideration, the Issuer hereby (a) appoints the Trustee to receive, hold, invest and disburse the Trust Estate and to perform certain other functions, including those of Paying Agent and with respect to the Note Register, all as provided herein, and subject to the terms and conditions of this Trust Indenture, and (b) appoints U.S. Bank to serve as Collateral Agent under the Collateral Agreement, all as provided herein and in the Collateral Agreement, subject to the terms and conditions of this Trust Indenture and the Collateral Agreement.

SECTION 3.02         TRUST ESTATE. To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Trust Indenture and the performance of the covenants contained in this Trust Indenture, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Trust Indenture, for the ratable benefit of the Holders of the Notes, all of the Issuer’s rights, title and interest in and to the following, whether now owned or hereafter acquired, and any and all benefits accruing to the Issuer from:

(a)          All right, title and interest in the Pledged Funds established under this Trust Indenture and the cash, securities and/or investments of which they are comprised;

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(b)          Any moneys received by the Trustee which are derived from the exercise by the Trustee or the Collateral Agent of any of the remedies under this Trust Indenture or the Collateral Agreement, as applicable; and

(c)          All property which by the express provisions of this Trust Indenture or the Collateral Agreement is required to be subject to the lien hereof, and any additional property that may from time to time hereafter expressly be made subject to the lien hereof by the Issuer or anyone authorized to act on its behalf.

The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required in accordance with the terms hereof.

SECTION 3.03         TRUST ESTATE FOR BENEFIT OF OWNERS.

(a)          Subject only to the provisions of this Trust Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein, the Issuer hereby declares, and the Trustee acknowledges, that the Trust Estate shall secure the payment of the principal of, Redemption Price, and interest on the Outstanding Notes.

(b)          If the Notes shall be paid, or provision for payment shall be made in accordance with the terms and provisions of Article XII hereof, and all other payments due hereunder shall be made as provided in said Article XII, the Trust Estate shall terminate, and the Owners of the Notes Outstanding hereunder shall have no right thereto, except as otherwise provided herein.

ARTICLE IV
ISSUANCE OF NOTES

SECTION 4.01         AUTHORIZATION OF NOTES.

(a)          The aggregate principal amount of Notes that may be issued hereunder is hereby expressly limited to $3,000,000,000. The Notes shall be payable solely out of the Trust Estate.

(b)          Each Note shall bear interest from its applicable dated date. Notes issued at one time shall be the subject of a single related Request and Authorization. The Notes shall be issuable as fully registered Notes without coupons in Authorized Denominations and integral multiples thereof and shall be lettered and numbered R-1 and upward, in each case inserting the year of issuance and any identifying letter, if applicable.

(c)          The Notes shall be substantially in the form set forth in Exhibit B hereto, with such appropriate variations, omissions and insertions as may be necessary or appropriate to conform to the provisions of this Trust Indenture and shall contain the private placement legend reflected in the form of Notes attached hereto as Exhibit B. Notes may have endorsed thereon such additional legends or text as the Issuer determines may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any usage or requirement of law with respect thereto.

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(d)          Interest on each Note shall be payable on the Interest Payment Date or Interest Payment Dates each year specified in the related Request and Authorization and the applicable Note. The first Interest Payment Date for each Note shall be the applicable date set forth in the related Request and Authorization. Interest on the Notes shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months.

(e)          Each Note shall be dated as of its date of delivery. Each Note shall bear interest at the rate per annum, and shall mature in the years and in the principal amounts, as set forth in the applicable Note.

(f)          Except as provided in Section 4.11 hereof, the principal of all Notes shall be payable at the Principal Office of the Trustee. Payment of the principal of all Notes shall be made upon the presentation and surrender of such Notes as the same shall become due and payable. The Principal Payment Dates for each Note shall be as set forth in the amortization schedule attached to each Note.

(g)          The principal of, Redemption Price, and interest on the Notes are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by each Holder at least five Business Days prior to the Record Date for each Interest Payment Date, Principal Payment Date or redemption date, as applicable, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Notwithstanding the foregoing, if and to the extent that there shall be a default in payment of interest due on such Interest Payment Date, such defaulted interest payment shall be paid to the Holders in whose name any such Notes are registered at the close of business on the fifteenth day preceding the date of payment of such defaulted interest payment.

(h)          Subject to the foregoing provisions of this Section, Notes delivered under this Trust Indenture upon transfer of or in exchange for or in lieu of any other Notes shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Notes which were transferred or exchanged, and such Notes shall bear interest from such date, so that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

SECTION 4.02         DELIVERY OF NOTES.

(a)          Each Note shall be executed and authenticated substantially in the form and in the manner set forth herein, but before such Note shall be authenticated and delivered by the Trustee, there shall be filed or deposited with the Trustee the following:

(i)          An executed copy of the related Request and Authorization directing the Trustee to authenticate the Note to be issued and setting forth certain details of such Note, among other matters, substantially in the form of Exhibit B hereto;

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(ii)         A copy, certified by an Authorized Officer of the Issuer, of the resolution or resolutions of the Issuer and the Subsidiary, respectively, approving the forms, and authorizing the execution and delivery, of the Note that is the subject of the Request and Authorization, this Trust Indenture and the Collateral Agreement, as applicable, and the other related documents and instruments delivered in connection with such Note to which the Issuer or Subsidiary is a party;

(iii)        A fully executed counterpart of this Trust Indenture;

(iv)         A fully executed counterpart of the Collateral Agreement, together with documentation reasonably acceptable to the Holders evidencing that the Collateral Agent has a perfected first priority security interest in the Collateral (provided, however, such documentation is not required to be delivered in connection with Notes issued subsequent to the execution, authentication and delivery of the initial Note issued hereunder);

(v)          An Investor Letter, substantially in the form of Exhibit D attached hereto, from the Purchaser of the Note that is the subject of the Request and Authorization; and

(vi)         An opinion of legal counsel to the Issuer and the Subsidiary, respectively, to the effect that the Note that is the subject of the Request and Authorization, this Trust Indenture and the Collateral Agreement have been duly authorized, executed and delivered by the Issuer and the Collateral Agreement has been duly authorized, executed and delivered by the Subsidiary, as applicable, and assuming due authorization, execution and delivery thereof by the other parties thereto, and subject to the terms and conditions thereof, constitute the valid and binding agreements of the Issuer and Subsidiary, as applicable, enforceable in accordance with their respective terms, except to the extent that the enforceability of the same may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights generally and equitable principles.

(b)          When the documents described in (i) to (vi), inclusive, of Section 4.02(a) hereof shall have been filed with the Trustee, and when the applicable Note shall have been executed and authenticated as required by this Trust Indenture, the Trustee shall deliver the Note that is the subject of the Request and Authorization at one time to, or upon the order of, the Purchaser of the Note, but only upon payment of the purchase price of such Note.

SECTION 4.03         EXECUTION OF NOTES. Notes shall be executed by the manual or facsimile signature of the President or Vice President of the Issuer, and the corporate seal of the Issuer shall appear thereon (which may be in facsimile) and shall be attested by the manual or facsimile signature of its Secretary or any Assistant Secretary of the Issuer. Notes executed as above provided may be issued and shall, upon written direction of the Issuer, be authenticated by the Trustee, notwithstanding that one or both of the officers of the Issuer whose signatures appear on such Notes shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Notes.

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SECTION 4.04         AUTHENTICATION OF NOTES. Only such Notes as shall have endorsed thereon a certificate of authentication substantially in the form set forth in Exhibit B hereto, manually executed by the Trustee, shall be entitled to any benefit or security under this Trust Indenture. No Notes shall be valid or obligatory for any purpose unless and until such certificate of authentication on the Notes shall have been duly executed by the Trustee and such certificate of the Trustee upon any such Notes shall be conclusive evidence that such Notes has been duly authenticated and delivered under this Trust Indenture. The Trustee’s certificate of authentication on any Notes shall be deemed to have been duly executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Notes that may be issued hereunder at any one time.

SECTION 4.05         EXCHANGE OF NOTES. Notes, upon surrender thereof at the designated corporate trust office of the Trustee, together with an assignment duly executed by the Owner or his attorney or legal representative in the form set forth in the form of Notes attached hereto, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of Notes of the same maturity, of any denomination or denominations authorized by this Trust Indenture, bearing interest at the same rate, and in the same form as the Notes surrendered for exchange.

SECTION 4.06         NEGOTIABILITY, REGISTRATION AND TRANSFER OF NOTES.

(a)          The Trustee shall keep or cause to be kept a Notes Register, which shall at all times be open to inspection by the Issuer and the Owners of ten percent (10%) or more of the aggregate principal amount of Notes then Outstanding; and, upon presentation for such purpose, the Trustee shall, under such reasonable regulations as it may prescribe, register the transfer or cause to be registered the transfer, on the Notes Register, of Notes as provided herein. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders.

(b)          The transfer of any Notes may be registered only upon the Notes Register upon surrender thereof to the Trustee, together with (i) an assignment duly executed by the Owner or such Owner’s attorney or legal representative in such form as shall be satisfactory to the Trustee, (ii) a Certificate of Transfer substantially in the form attached as Exhibit C, duly executed by the transferor, and (iii) an Investor Letter substantially in the form attached as Exhibit D, duly executed by the transferee. Upon any such registration of transfer, the Trustee shall authenticate and deliver in exchange for such Notes a new registered Notes or Notes, registered in the name of the transferee, of any denomination or denominations authorized by this Trust Indenture in the aggregate principal amount equal to the principal amount of such Notes surrendered, of the same maturity and bearing interest at the same rate.

(c)          In all cases in which Notes shall be exchanged or the transfer of Notes shall be registered hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Notes in accordance with the provisions of this Trust Indenture. All Notes surrendered in any such exchange or registration of transfer shall forthwith be cancelled by the Trustee and destroyed in accordance with its standard procedures. No service charge shall be made for any registration, transfer, or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes as a condition precedent to such registration, transfer or exchange. Neither the Issuer nor the Trustee shall be required to transfer or exchange Notes (i) during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing, (ii) selected for redemption in whole or in part, or (iii) during a period beginning at the opening of business on the Record Date next preceding a date set for payment of interest and ending on such Interest Payment Date.

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SECTION 4.07         OWNERSHIP OF NOTES.

(a)          The Trustee shall deem and treat the Person in whose name any Outstanding Notes shall be registered upon the Notes Register as the absolute Owner of such Notes, whether such Notes shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal and interest payments with respect to such Notes and for all other purposes, and all such payments so made to any such Owner or upon his order shall be valid and effective to satisfy and discharge the liability upon such Notes to the extent of the sum or sums so paid, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

(b)          In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer or by any Affiliate of the Issuer shall be considered as though not Outstanding, except that for the purposes of determining whether the Trustee or the Collateral Agent shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee and the Collateral Agent knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee or the Collateral Agent, as the case may be, the pledgee's right to deliver any such direction, waiver or consent with respect to the Notes and that the pledgee is not the Issuer or any obligor upon the Notes or any Affiliate of the Issuer.

SECTION 4.08         MUTILATED, DESTROYED, STOLEN OR LOST NOTES.

(a)          In case any Notes secured hereby shall become mutilated or be destroyed, stolen or lost, the Issuer shall execute and the Trustee shall authenticate and deliver, new Notes of like date and tenor in exchange and substitution for and upon the cancellation of such mutilated Notes or in lieu of and in substitution for such Notes destroyed, stolen or lost, and the Owner shall pay the reasonable expenses and charges of the Issuer and Trustee in connection therewith and, in case of a Notes destroyed or lost, the Owner shall file with the Issuer and Trustee evidence satisfactory to it and that such Notes were destroyed or lost, and of his ownership thereof, and as a condition precedent to delivery of such new Notes the Issuer or Trustee may require indemnity satisfactory to it.

(b)          Notes issued pursuant to the provisions of this Section in exchange or substitution for any Notes which are mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation pursuant to the terms hereof, whether or not the destroyed, lost or stolen Notes shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits hereof equally and proportionately with any and all other Notes duly issued under this Trust Indenture. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

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(c)          The Trustee may set a record date for purposes of determining the identity of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver, or take any other action, or to vote or consent to any action by vote or consent authorized or permitted to be given or taken by Holders.

SECTION 4.09         TEMPORARY NOTES.

(a)          Until definitive Notes are ready for delivery, the Issuer may execute, and upon request of the Issuer, the Trustee shall authenticate and deliver, in lieu of definitive Notes and subject to the same limitations and conditions, typewritten temporary Notes, in the form of fully registered Notes in Authorized Denominations or any whole multiple thereof, substantially of the tenor of the Notes set forth in this Trust Indenture and with such appropriate omissions, insertions and variations as may be required.

(b)          If temporary Notes shall be issued, the Trustee, upon preparation of the definitive Notes and presentation to it at its designated office of any temporary Notes, shall cancel the same and the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner, without charge to such Owner, a definitive Notes or Notes of an equal aggregate principal amount, of the same maturity and bearing interest at the same rate as the temporary Notes surrendered. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefit and security of this Trust Indenture as the definitive Notes to be issued and authenticated hereunder.

SECTION 4.10         EVIDENCE OF SIGNATURES OF NOTES OWNERS AND OWNERSHIP OF NOTES.

(a)          Any request, direction, consent, revocation of consent, or other instrument in writing required or permitted by this Trust Indenture to be signed or executed by Owners may be in any number of concurrent instruments of similar tenor, and may be signed or executed by such Owners in person or by their attorneys or agents appointed by an instrument in writing for that purpose. Proof of the execution of any such instrument, or of any instrument appointing any such attorney or agent, and of the ownership of Notes shall be sufficient for any purpose of this Trust Indenture (except as otherwise herein provided), if made in the following manner:

(i)          The fact and date of the execution by any Owner or his attorney or agent of any such instrument and of any instrument appointing any such attorney or agent, may be proved by a certificate, which need not be acknowledged or verified, of an officer of any bank or trust company located within the United States of America, or of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded in such jurisdictions that the Persons signing such instruments acknowledged before him the execution thereof. Where any such instrument is executed by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate shall also constitute sufficient proof of his authority.

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(ii)         The fact of the ownership of Notes by any Owner and the amount and the numbers of such Notes and the date of his ownership of the same shall be proved by the Notes Register held by the Trustee pursuant to this Trust Indenture.

(b)          Nothing contained in this Article IV shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which may seem sufficient. Any request or consent of the Owner of any Notes shall bind every future Owner of the same Notes in respect of anything done or suffered to be done by the Issuer or the Trustee in pursuance of such request or consent.

SECTION 4.11         BOOK ENTRY. Notwithstanding anything to the contrary in this Trust Indenture, the provisions of this Section 4.11 shall apply with respect to any Notes registered in a Book-Entry Only System with DTC so long as such Notes are so registered. The Issuer’s determination to register any Note in a Book-Entry Only System with DTC shall be evidenced in the related Request and Authorization. Notes registered in a Book-Entry Only System with DTC shall be issued in typewritten (or photocopy of typewritten) book-entry registration form, initially registered in the name of Cede, as nominee for DTC, and immobilized in the custody of DTC.

So long as a Book-Entry Only System of registration is in effect with DTC with respect to any Note, Beneficial Owners thereof will not receive certificates representing their interests in such Notes, and references in this Trust Indenture to the Owners or Registered Owner of such Notes shall mean Cede and shall not mean the Beneficial Owners.

So long as Cede, as nominee for DTC, is the Registered Owner of Notes held in a Book-Entry-Only System with DTC, the Trustee will treat Cede as the only Registered Owner of such Notes for all purposes under this Trust Indenture, including receipt of all payments on such Notes, receipt of notices, voting rights and requesting or directing the Trustee to take or not to take, or consenting to, certain actions under this Trust Indenture with respect to such Notes.

The Trustee shall not have any responsibility or obligation to DTC Participants or Indirect Participants or the Beneficial Owners with respect to (a) the accuracy of any records maintained by DTC, any DTC Participant or any Indirect Participant; (b) the payment by DTC of any amount due to any DTC Participant or the payment by any DTC Participant or Indirect Participant of any amount due to any Beneficial Owner in respect of payments made on the Notes held in a Book-Entry Only System with DTC; (c) the delivery or timeliness of delivery by DTC of any notice to any DTC Participant or the delivery or timeliness of delivery by any DTC Participant or Indirect Participant of any notice to any Beneficial Owner which is required or permitted under the terms hereof to be given to Registered Owners; (d) the selection of the Beneficial Owners to receive payments in the event of any partial redemption of Notes held in a Book-Entry Only System with DTC; or (e) any consent given or other action taken by DTC or Cede, as Registered Owner of Notes held in a Book-Entry Only System with DTC.

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If any Notes are registered in a Book-Entry Only System with DTC, the Trustee shall cease to maintain the Book-Entry Only System of registration with respect to such Notes in the event that:

(a)          DTC determines not to continue to act as securities depository for such Notes; or

(b)          the Issuer determines that DTC is incapable of discharging its responsibilities as securities depository for such Notes and it is in the best interest of the Beneficial Owners not to continue a Book-Entry Only System or that the interests of the Beneficial Owners of such Notes might be adversely affected if a Book-Entry Only System is continued.

Upon occurrence of the events described in (a) above, the Trustee shall attempt to establish a Book-Entry Only System of registration with another qualified securities depository, and, if successful, (i) shall so notify Beneficial Owners of the affected Notes through DTC, and (ii) take such other actions as shall be reasonably necessary to establish a Book-Entry Only System of registration with such other depository for the affected Notes.

Upon occurrence of the events described in (b) above or if the Trustee does not establish a Book-Entry Only System of registration with another qualified securities depository in replacement of DTC, the Issuer shall execute and the Trustee shall authenticate and deliver replacement Notes in printed certificate form to those persons who are identified by DTC (and by the DTC Participants and Indirect Participants through DTC) as the Beneficial Owners of such Notes.

The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream will be applicable to transfers of beneficial interests in the Notes that are held by DTC Participants and Indirect Participants through Euroclear or Clearstream.

SECTION 4.12         PAYMENTS FROM TRUST ESTATE ONLY; DISTRIBUTION OF TRUST ESTATE.

(a)          All Notes issued under this Trust Indenture and at any time Outstanding shall in all respects be equally and ratably secured hereby, without preference, priority, or distinction on account of the date or dates or the actual time or times of the issuance or maturity of the Notes, so that all Notes at any time issued and Outstanding hereunder shall have the same right, lien, and preference under and by virtue of this Trust Indenture, and shall all be equally and ratably secured hereby.

(b)          Except as otherwise expressly provided in Section 4.12(a) above, and elsewhere herein, all amounts payable by the Trustee with respect to the Notes shall be paid only from the Trust Estate and only to the extent that the Trustee shall have actually received sufficient income or proceeds from the Trust Estate to make such payments. Each Holder agrees, except as otherwise expressly provided herein, to look solely to the income of and the proceeds from the Trust Estate to the extent available for distribution to such Holder as herein provided and that the Trustee is not personally liable to any Holder for any amounts payable under this Trust Indenture or subject to any liability whatsoever under this Trust Indenture except as a result of negligence or willful misconduct by the Trustee.

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ARTICLE V
REDEMPTION

SECTION 5.01         REDEMPTION. The terms of this Article V shall apply to the redemption of Notes.

(a)          Each Request and Authorization may provide for the Note that is the subject thereof to be redeemed at the option of the Issuer prior to its final maturity, in whole or in part. Any optional redemption shall be in accordance with the procedures of the applicable depository when the Note to be redeemed is registered in a Book-Entry Only System. Optional redemption shall be accomplished in Authorized Denominations, out of moneys deposited with or held by the Trustee for such purpose. Each Note shall set forth its applicable redemption date and Redemption Price, if any. At least forty-five (45) days prior to the redemption date selected by the Issuer for any Note, the Issuer shall give the Trustee written directions to effect such redemption, which directions shall specify the applicable redemption date and Redemption Price and the amount of interest due on the Note to be redeemed on the redemption date.

(b)          The Issuer is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 5.02         NOTICE OF REDEMPTION.

(a)          When redemption of Notes is authorized or required pursuant to the provisions hereof, the Trustee shall give to the Owners of Notes to be redeemed notice of the redemption of the Notes. Such notice shall state: (i) the CUSIP numbers of the Notes being redeemed, (ii) the redemption date, (iii) the Redemption Price, together with the amount of interest to be paid through the redemption date, (iv) the date on which such notice is mailed, (v) if less than all Outstanding Notes subject to redemption are to be redeemed, the Notes number (and, in the case of a partial redemption of any Notes, the principal amount) of each Note to be redeemed, (vi) that on such redemption date there shall become due and payable upon each Note to be redeemed the Redemption Price thereof, or the Redemption Price of the specified portions of the principal thereof in the case of Notes to be redeemed in part only, together with interest accrued thereon to the redemption date, and that from and after such date interest thereon shall cease to accrue and be payable, (vii) that the Notes to be redeemed, whether as a whole or in part, are to be surrendered for payment of the Redemption Price, together with interest accrued thereon to the redemption date, at the designated corporate trust office of the Trustee at an address specified, and (viii) the name and telephone number of a person designated by the Trustee to be responsible for such redemption.

(b)          With respect to Notes registered in a Book-Entry Only System, notice of such redemption shall be given in accordance with the procedures of the applicable depository, and with respect to Notes not registered in a Book-Entry Only System, by first class mail, postage prepaid to the Owners of any Notes to be redeemed, in any case, not more than thirty (30) days or fewer than fifteen (15) days prior to said date of redemption. Any defect in such notice as mailed shall not affect the validity of the proceedings for the redemption of the Notes for which proper notice has been given.

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(c)          Notwithstanding the foregoing or any other provision of this Trust Indenture, notice of optional redemption may, upon direction of the Issuer, be conditioned upon the occurrence or non-occurrence of such event or events as shall be specified in such notice of optional redemption and may also be subject to rescission by the Issuer upon direction of the Issuer to the Trustee if expressly set forth in such notice.

SECTION 5.03         DEPOSIT OF REDEMPTION AMOUNTS; EFFECT OF CALLING FOR REDEMPTION. On the date fixed for redemption, notice having been given in the manner and under the conditions hereinabove provided, the Notes or portions thereof called for redemption shall be due and payable at the Redemption Price provided therefor, together with interest accrued thereon through the applicable redemption date. If money or Defeasance Securities, or a combination of both, sufficient to pay the Redemption Price of the Notes to be redeemed (including accrued interest thereon to the date fixed for redemption), are held by the Trustee in trust for the Owners of Notes to be redeemed, interest on the Notes called for redemption shall cease to accrue as of the date set for redemption; such Notes shall cease to be entitled to any benefits or security under this Trust Indenture or to be deemed Outstanding; and the Owners of such Notes shall have no rights in respect thereof except to receive payment of the Redemption Price thereof (including accrued interest to the date fixed for redemption) from the moneys and/or Defeasance Securities held therefore. Notes and portions of Notes for which irrevocable instructions to pay on one or more specified dates or to call for redemption at the earliest redemption date have been given to the Trustee in form satisfactory to it shall not thereafter be deemed to be Outstanding under this Trust Indenture and shall cease to be entitled to the security of or any rights under this Trust Indenture, other than rights to receive payment of the Redemption Price thereof (including accrued interest thereon to the date fixed for redemption), to be given notice of redemption in the manner provided in Section 5.02 hereof, and, to the extent hereinafter provided, to receive Notes for any unpaid portions of Notes if money or Defeasance Securities, or a combination of both, sufficient to pay the Redemption Price of such Notes or portions thereof, together with accrued interest thereon to the date upon which such Notes are to be redeemed, are held in separate accounts by the Trustee in trust for the Owners of such Notes.

SECTION 5.04         CANCELLATION. Notes so redeemed, presented and surrendered shall be cancelled upon the surrender thereof.

SECTION 5.05         PURCHASE IN LIEU OF REDEMPTION. At the election of the Issuer upon a redemption in whole or in part of any Notes, by written notice to the Trustee, given not less than forty-five (45) days in advance of the proposed redemption date, the Notes subject to redemption will be deemed tendered for purchase in lieu of the redemption on such date. The purchase price of Notes so purchased in lieu of redemption shall be the principal amount thereof together with all accrued and unpaid interest to the date of redemption and shall be payable on the date of redemption thereof. Notes so purchased in lieu of redemption shall be registered to or upon the direction of the Issuer.

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ARTICLE VI
ESTABLISHMENT AND ADMINISTRATION OF FUNDS AND ACCOUNTS

SECTION 6.01         APPLICATION OF NOTES PROCEEDS. On the date of delivery of each Note, the Trustee agrees to deposit the proceeds of such Note and other amounts provided by the Issuer as provided in the related Request and Authorization.

SECTION 6.02         CREATION OF FUNDS AND ACCOUNTS.

(a)          There is hereby established with the Trustee the following funds and accounts:

(i)          The “Notes Fund.” The Trustee shall maintain two segregated trust accounts in the Notes Fund: the “Principal Account,” and the “Interest Account.”

(ii)         The “Redemption Fund.”

Moneys in the aforementioned Pledged Funds, until applied in accordance with the provisions hereof, shall be subject to an exclusive first lien in favor of the Owners of the Notes. The Trustee shall keep and hold moneys in the funds and accounts established pursuant to this Section separate and apart from all other funds and moneys held by it.

SECTION 6.03         NOTES FUND.

(a)          On or before 12:00 Noon Eastern Time on the last Business Day prior to each Interest Payment Date, the Issuer shall deposit with the Trustee an amount which, together with any funds then on deposit in the Notes Fund, is at least equal to the interest on the Notes coming due on the next succeeding Interest Payment Date. On or before 12:00 Noon Eastern Time on the last Business Day prior to each Principal Payment Date for each Note, the Issuer shall deposit with the Trustee an amount which, together with any funds then on deposit in the Notes Fund, is at least equal to the principal coming due on the next succeeding Principal Payment Date for each Note.

(b)          As soon as practicable after such deposits described in Section 6(a), but in any case no later than the close of business on the Business Day preceding each Interest Payment Date and Principal Payment Date, the Trustee shall credit moneys received from the Issuer to the following purposes in the following order of priority (such application to be made in such a manner so as to assure sufficient moneys on deposit in the Pledged Funds):

(i)          There shall be deposited to the Interest Account an amount which shall be sufficient, together with proceeds of the Notes and earnings thereon remaining on deposit in the Interest Account, to pay the interest becoming due on the Notes on the next succeeding Interest Payment Date. Moneys in the Interest Account shall be applied by the Trustee in the following priority (i) first, to pay the fees and expenses due to the Trustee in accordance with this Trust Indenture and the Collateral Agreement to the extent not otherwise paid by the Issuer, as provided in Section 6.08 hereof and (ii) next, to pay the interest on the Notes as and when the same becomes due, whether by redemption or otherwise, and for no other purpose. No further deposit need be made to the Interest Account when the moneys therein are equal to the interest coming due on all Outstanding Notes on the next succeeding Interest Payment Date.

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(ii)         There shall be deposited to the Principal Account an amount which shall be sufficient to pay the principal amount becoming due on each Note on the next succeeding Principal Payment Date applicable to each Note issued and Outstanding hereunder. Moneys in the Principal Account shall be used to pay the principal of each Outstanding Note as and when the same shall become due in accordance with the amortization schedule attached to such Note and for no other purpose. No further deposit need be made to the Principal Account when the moneys therein are equal to the principal coming due on each Outstanding Note on each succeeding Principal Payment Date applicable to each Note.

(c)          All interest and other income earned from the investment of moneys in the Interest Account and Principal Account, respectively, shall be retained in, and credited to, the respective account in which such interest and other income was earned.

SECTION 6.04         REDEMPTION FUND. The Trustee shall deposit to the Redemption Fund for redemption of Notes in accordance with Article V hereof any amounts deposited by the Issuer with the Trustee for the purpose of paying the Redemption Price of any Notes. Said moneys shall be set aside in the Redemption Fund solely for the purpose of redeeming Notes subject to redemption in advance of their maturity and shall be applied to the redemption at the applicable Redemption Price of the Notes being redeemed on the applicable redemption date. Interest on such redeemed Notes shall be paid from the Interest Account, except to the extent moneys for payment of interest were deposited to the Redemption Fund, in which case it shall be paid from the Redemption Fund. All interest and other income earned from the investment of moneys in the Redemption Fund shall be retained in, and credited to, the Redemption Fund.

SECTION 6.05         DEPOSIT AND INVESTMENT OF MONEYS IN ACCOUNTS. All moneys held by the Trustee in any of the funds or accounts established pursuant to this Trust Indenture shall be deposited or invested in Permitted Investments. The Issuer, through its Authorized Officer, shall provide the Trustee written instructions with respect to investment of the moneys held hereunder in Permitted Investments, and the Trustee shall make investments in accordance with said instructions. In the event the Issuer does not provide the Trustee with written instructions with respect to investments, the Trustee shall remain uninvested.

SECTION 6.06         NO UNAUTHORIZED TRANSFERS. No amount shall be withdrawn or transferred from or paid out of any fund or account except as expressly provided in this Trust Indenture.

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SECTION 6.07         REPAYMENT TO THE ISSUER FROM THE PLEDGED FUNDS. Any amounts remaining in the Pledged Funds created hereby, after payment in full of the Notes (or after making provision for such payment), the fees and expenses of the Trustee and all other amounts required to be paid hereunder and under the Collateral Agreement, shall be paid to the Issuer upon the termination of the Collateral Agreement.

SECTION 6.08         TRUSTEE’S FEES AND CHARGES. The Issuer agrees to pay to the Trustee, commencing with the effective date hereof and continuing until the principal of, Redemption Price, and interest on the Notes shall have been fully paid or provision for the payment thereof provided for in accordance with this Trust Indenture, the fees and expenses of the Trustee (including its agreed-upon annual fees and its attorney’s fees and expenses) as and when the same become due. Such amounts shall be paid out of the Interest Account to the extent not otherwise paid by the Issuer.

ARTICLE VII
GENERAL COVENANTS AND REPRESENTATIONS

SECTION 7.01         ISSUER TO PERFORM AGREEMENTS. The Issuer covenants and agrees with the Owners of the Notes to perform all obligations and duties imposed on it under this Trust Indenture and the Collateral Agreement to the extent so imposed, except to the extent that such obligations and duties have been assigned to other parties pursuant to this Trust Indenture.

SECTION 7.02         NO OBLIGATION WITH RESPECT TO PERFORMANCE BY TRUSTEE. The Issuer shall not have any obligation or liability to the Owners of the Notes with respect to the performance by the Trustee of any duty imposed upon it under this Trust Indenture.

SECTION 7.03         NO LIABILITY TO OWNERS FOR PAYMENT. Except as provided in this Trust Indenture and the Collateral Agreement, neither the Issuer nor the Trustee shall have any obligation or liability to the Owners of the Notes with respect to the payment of the Notes when due.

SECTION 7.04         DIRECTORS, MEMBERS, OFFICERS AND EMPLOYEES OF TRUSTEE AND ISSUER EXEMPT FROM PERSONAL LIABILITY. No recourse shall be had for the obligations specified hereunder, under the Notes or the Collateral Agreement or for any claim based hereon or thereon or upon any representation, obligation, covenant or agreement in this Trust Indenture, the Notes or the Collateral Agreement against any past, present or future officer, vendor, employee, director or agent of the Trustee or the Issuer or the Subsidiary or any member of the Board of the Issuer or the Subsidiary as such, either directly or through the Trustee or the Issuer or the Subsidiary, or any successor thereto under any statute or rule of law or equity, constitution or by the enforcement or any assessment or penalty or otherwise, and all such liability of any such officers, members, employees, directors or agents as such is hereby expressly waived and released as a condition of and consideration for the execution of this Trust Indenture, the Collateral Agreement and the other related documents to which the Trustee or the Issuer or the Subsidiary is a party and the issuance of the Notes.

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SECTION 7.05         PAYMENTS OF PRINCIPAL, Redemption Price, IF ANY, AND INTEREST; OVERDUE RATE. The Issuer covenants to provide funds to the Trustee to enable the Trustee to promptly pay the principal of, Redemption Price, and interest on all Notes issued hereunder according to the terms hereof. The principal, Redemption Price, if any, and interest payments are payable solely from revenues and other amounts derived from the amounts received by the Trustee hereunder, and from the other security pledged hereby, which revenues and security are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified. Nothing in the Notes or in this Trust Indenture shall be considered or construed as pledging any funds or assets of the Issuer or the Subsidiary other than those pledged hereby and by the Collateral Agreement. Nothing herein shall be considered or construed as (i) limiting the Issuer from incurring additional indebtedness or issuing additional obligations or (ii) limiting the Subsidiary from incurring indebtedness, issuing obligations or pledging any of the assets of the Subsidiary other than the Collateral. In the event the Issuer should fail to make any of the payments required by this Trust Indenture to be paid by the Issuer when due, the item or installment so in default shall continue as an obligation of the Issuer until the amount in default shall have been fully paid, and the Issuer agrees to pay the same until paid, with interest thereon, to the extent legally enforceable, at the Overdue Rate.

SECTION 7.06         LIEN OF TRUST INDENTURE AND COLLATERAL AGREEMENT. The Issuer hereby agrees not to create, and not to permit the Subsidiary to create, any lien having priority or preference over the lien of this Trust Indenture or Collateral Agreement upon the Trust Estate or any part thereof, other than the security interest granted to the Trustee and Collateral Agent, except as otherwise specifically provided herein and in the Collateral Agreement. The Issuer agrees that it will issue no obligations and will not permit the Subsidiary to issue any obligations the payment of which is secured by the Collateral or by payments or other moneys or amounts derived from the Trust Estate, except in accordance with this Trust Indenture and the Collateral Agreement.

SECTION 7.07         RIGHTS UNDER THE COLLATERAL AGREEMENT. The Issuer will observe all of the obligations, terms and conditions required on its part to be observed or performed under the Collateral Agreement. The Issuer agrees that the Trustee may enforce all obligations of the Issuer and the Subsidiary under and pursuant to the Collateral Agreement for and on behalf of the Holders, whether or not the Issuer is in default hereunder.

SECTION 7.08         ADDITIONAL COVENANTS.

(a)          Except as otherwise expressly provided herein, the Issuer shall preserve its corporate or other legal existence and its rights and licenses to the extent necessary or desirable in the operation of its business and affairs and be qualified to do business in each jurisdiction where its ownership of property or the conduct of its business requires such qualifications; provided, however, that nothing herein contained shall be construed to obligate the Issuer to retain or preserve any of its rights or licenses, no longer used or, in the judgment of its Board useful in the conduct of its business. Except as otherwise expressly provided herein, the Issuer shall cause the Subsidiary to preserve its corporate or other legal existence and its rights, and licenses, to the extent necessary or desirable in the operation of its business and affairs and be qualified to do business in each jurisdiction where its ownership of property or the conduct of its business requires such qualifications; provided, however, that nothing herein contained shall be construed to obligate the Subsidiary to retain or preserve any of its rights or licenses no longer used or, in the judgment of its Board of Directors useful, in the conduct of its business, excluding, however, any rights or licenses related to the Collateral, which shall be maintained by the Subsidiary until the Notes are no longer Outstanding herein and the Collateral Agreement terminated.

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(b)          The Issuer shall, and shall cause the Subsidiary to, do all things reasonably necessary to conduct their respective affairs and carry on their respective businesses and operations in such manner as to comply with any and all applicable laws of the United States and the several states thereof and duly observe and conform to all valid orders, regulations or requirements of any governmental authority relative to the conduct of their respective businesses and, with respect to the Subsidiary, its ownership of the Collateral; provided, nevertheless, that nothing herein contained shall require either to comply with, observe and conform to any such law, order, regulation or requirement of any governmental authority so long as the validity thereof or the applicability thereof to it shall be contested in good faith.

(c)          The Issuer shall, and shall cause the Subsidiary to, pay promptly all lawful taxes, governmental charges and assessments at any time levied or assessed upon or against the Collateral; provided, however, that the Issuer and the Subsidiary shall each have the right to contest in good faith any such taxes, charges or assessments or the collection of any such sums and pending such contest may delay or defer payment thereof.

(d)          When any Event of Default has occurred and is continuing under this Trust Indenture, or if the Trustee, the Collateral Agent or the Holder of any Notes gives any notice or takes any other action with respect to a claimed default, the Issuer shall promptly (which shall be no more than 30 days after becoming aware of such default) deliver to the Trustee and the Collateral Agent, by registered or certified mail or by facsimile or electronic transmission, an Authorized Officer's certificate specifying such event and what action the Issuer proposes to take with respect thereto.

(e)          The Issuer covenants, on behalf of itself and the Subsidiary (in each case, to the extent that it may lawfully do so), that neither will at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Trust Indenture or the Collateral Agreement, and the Issuer, on behalf of itself and the Subsidiary (in each case, to the extent that it may lawfully do so), hereby expressly waives all benefit or advantage of any such law, and covenants that neither will seek to hinder, delay or impede the execution of any power herein granted to the Trustee and the Collateral Agent by resort to any such law, but shall suffer and permit the execution of every such power as though no such law has been enacted.

(f)          Until the Notes are no longer Outstanding and the Collateral Agreement has been terminated, the Issuer shall not permit the Subsidiary to sell, assign, transfer, lease, convey or otherwise dispose of any of the Collateral, except as expressly permitted by this Trust Indenture and the Collateral Agreement.

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(g)          Upon the written request of the Trustee, the Issuer shall promptly provide the Trustee with copies of any reports or filings made by the Issuer with the SEC.

SECTION 7.09         MERGER, CONSOLIDATION AND SALE OF ALL OR SUBSTANTIALLY ALL ASSETS.

(a)          The Issuer shall not consolidate, amalgamate or merge with or into or wind up into (whether or not the Issuer is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless the Issuer is the surviving Person or the Person formed by or surviving any such consolidation, amalgamation or merger (if other than Issuer) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (the Issuer or such Person, as the case may be, being herein called the "Successor Issuer") and the Successor Issuer (if other than the Issuer) expressly assumes all the obligations of the Issuer under this Trust Indenture and the Collateral Agreement.

(b)          Notwithstanding the foregoing, (i) the Issuer may merge, amalgamate or consolidate with an Affiliate incorporated solely for the purpose of reincorporating such Issuer in another state of the United States, the District of Columbia or any territory of the United States and (ii) the Issuer may consolidate, amalgamate or merge with or into or wind up into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to the Subsidiary. The Successor Issuer (if other than such Issuer) will succeed to, and be substituted for, the Issuer under this Trust Indenture and the Collateral Agreement, and such Issuer will automatically be released and discharged from its obligations under this Trust Indenture and the Collateral Agreement.

(c)          The Issuer shall not permit the Subsidiary to consolidate, amalgamate or merge with or into or wind up into (whether or not the Subsidiary is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless the Subsidiary is the surviving Person or the Person formed by or any such consolidation, amalgamation or merger (if other than the Subsidiary) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (the Subsidiary or such Person, as the case may be, being herein called the "Successor Subsidiary") and the Successor Subsidiary (if other than the Subsidiary) expressly assumes all the obligations of such Subsidiary under this Trust Indenture and the Collateral Agreement.

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(d)          Notwithstanding the foregoing, (i) the Subsidiary may merge, amalgamate or consolidate with an Affiliate incorporated solely for the purpose of reincorporating such Subsidiary in another state of the United States, the District of Columbia or any territory of the United States and (ii) the Subsidiary may consolidate, amalgamate or merge with or into or wind up into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to the Issuer. The Successor Subsidiary (if other than the Subsidiary) will succeed to, and be substituted for, the Subsidiary under this Trust Indenture and the Collateral Agreement, and the Subsidiary will automatically be released and discharged from its obligations under this Trust Indenture and the Collateral Agreement.

(e)          Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Issuer or the Subsidiary in accordance with this section, the successor Person formed by such consolidation or into or with which the Issuer or the Subsidiary, as applicable, is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made, shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Trust Indenture and Collateral Agreement referring to the Issuer or the Subsidiary, as applicable, shall refer instead to the successor Person and not to the Issuer or Subsidiary, as applicable), and such Person may exercise every right and power of the Issuer or Subsidiary, as applicable, under this Trust Indenture and Collateral Agreement with the same effect as if such successor Person had been named as the Issuer or the Subsidiary, as applicable, herein; provided that the predecessor Issuer shall not be relieved from the obligation to pay the principal of, Redemption Price, and interest on the Notes except in the case of a sale, assignment, transfer, conveyance or other disposition of all of the Issuer's assets that meets the requirements of this section.

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

SECTION 8.01         EVENTS OF DEFAULT. Each of the following events is hereby declared an Event of Default under this Trust Indenture (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order, rule or regulation of any administrative or governmental body):

(a)          Payment of any installment of interest on any Notes shall not be made when the same shall become due and payable, whether on an Interest Payment Date or by proceedings for redemption or otherwise; or

(b)          Payment of the principal or the Redemption Price of any Notes shall not be made when the same shall become due and payable, whether at maturity or by proceedings for redemption or otherwise; or

(c)          Default in the due and punctual performance of any other of the covenants, conditions, agreements and provisions contained in this Trust Indenture and such default shall continue for thirty (30) days after receipt by the Issuer of a written notice from the Trustee specifying such default and requiring the same to be remedied unless the Trustee has agreed in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Trustee will not unreasonably withhold its consent to an extension of such time if corrective action is instituted by the Issuer within the applicable period and diligently pursued until the default is corrected; or

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(d)          A “Collateral Agreement Event of Default” (as defined herein) shall have occurred under the Collateral Agreement, including any damage, destruction or taking of the Collateral, and it shall not have been remedied or waived as provided in the Collateral Agreement.

(e)          The failure by the Issuer, the Subsidiary or any other Significant Subsidiary to pay any Indebtedness (other than Indebtedness owing to the Issuer or the Subsidiary) within any applicable grace period after final maturity or the acceleration of any such Indebtedness by the holders thereof because of a default, in each case, if the total amount of such Indebtedness unpaid or accelerated exceeds $25 million or its foreign currency equivalent.

(f)          The failure by the Issuer, the Subsidiary or any other Significant Subsidiary to pay final judgments aggregating in excess of $25 million or its foreign currency equivalent (net of any amounts which are covered by enforceable insurance policies issued by solvent carriers), which judgments are not discharged, waived or stayed for a period of 60 days.

(g)          The Issuer or the Subsidiary (or any group of subsidiaries of the Issuer other than the Subsidiary that, taken together, would constitute a Significant Subsidiary), pursuant to or within the meaning of any Bankruptcy Law: (i) commences proceedings to be adjudicated bankrupt or insolvent; (ii) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable Bankruptcy Law; (iii) consents to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or (v) generally is not paying its debts as they become due.

(h)          A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Issuer or the Subsidiary (or any group of subsidiaries of the Issuer other than the Subsidiary, that, taken together, would constitute a Significant Subsidiary), in a proceeding in which the Issuer or the Subsidiary (or any group of subsidiaries of the Issuer other than the Subsidiary that, taken together, would constitute a Significant Subsidiary), is to be adjudicated bankrupt or insolvent; (ii) appoints a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Subsidiary (or any group of subsidiaries of the Issuer other than the Subsidiary that, taken together, would constitute a Significant Subsidiary), or for all or substantially all of the property of the Issuer or the Subsidiary (or any group of subsidiaries of the Issuer other than the Subsidiary that, taken together, would constitute a Significant Subsidiary); or (iii) orders the liquidation of the Issuer or the Subsidiary (or any group of subsidiaries of the Issuer other than the Subsidiary that, taken together, would constitute a Significant Subsidiary); and the order or decree remains unstayed and in effect for 60 consecutive days.

(i)          Unless all the Collateral has been released from the lien of this Trust Indenture and the Collateral Agreement in accordance with the provisions of this Trust Indenture and Collateral Agreement, the Issuer or the Subsidiary shall assert in any pleading in a court of competent jurisdiction, that any such security interest is invalid or unenforceable and, in the case of the Subsidiary, the Issuer fails to cause such Subsidiary to rescind such assertions within 30 days after the Issuer has actual knowledge of such assertions.

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SECTION 8.02         ACCELERATION OF MATURITIES. Upon the happening and continuance of any Event of Default specified in Section 8.01 hereof (other than an Event of Default specified in subsections (g) and (h), which is addressed below), the Trustee shall, upon the written request of the Owners of not less than a majority in aggregate principal amount of Notes then Outstanding, by notice in writing to the Trustee, declare the principal of all Notes then Outstanding (if not then due and payable) to be due and payable immediately, and upon such declaration the same shall become and be immediately due and payable, anything contained in the Notes or in this Trust Indenture to the contrary notwithstanding; provided, further, that if at any time after the principal of the Notes shall have been so declared to be due and payable, and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such default, or before the completion of the enforcement of any other remedy under this Trust Indenture, moneys shall have accumulated in or shall have been paid into the Notes Fund sufficient to pay the principal of all matured Notes and all arrears of interest, if any, upon all Notes then Outstanding (except the principal of any Notes not then due and payable by its terms and the interest accrued on such since the last Interest Payment Date), and the charges, compensations, expenses, disbursements, advances and liabilities of the Trustee, including reasonable attorney’s fees and expenses, and all other amounts then payable by the Issuer shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee, and every other Event of Default known to the Trustee in the observance or performance of any covenant, condition or agreement contained in the Notes or in this Trust Indenture (other than a default in the payment of the principal of such Notes then due only because of a declaration under this section) shall have been remedied, then and in every such case the Trustee shall, upon the written request of the Owners of not less than a majority in aggregate principal amount of Notes not then due and payable by their terms (Notes then due and payable only because of a declaration under this section shall not be deemed to be due and payable by their terms) and then Outstanding, by written notice to the Issuer, rescind and annul such declaration and its consequences, but no such rescission or annulment shall extend to or affect any subsequent Event of Default hereunder or impair any right consequent thereon.

Notwithstanding the foregoing, in the case of an Event of Default arising under subsections (g) and (h) of Section 8.01, all Outstanding Notes shall be due and payable immediately without further action or notice.

SECTION 8.03         ENFORCEMENT OF REMEDIES. Upon the happening and continuance of any Event of Default specified in Section 8.01 hereof, then and in every such case the Trustee may, and shall, upon the written direction of the Owners of not less than a majority in aggregate principal amount of Notes then Outstanding, proceed, subject to the provisions of Section 9.02 of this Trust Indenture, to protect and enforce its rights and the rights of the Owners under the laws of the State, under this Trust Indenture or the Collateral Agreement by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, either for the specific performance of any covenant or agreement contained herein or in aid of execution of any power herein granted or for the enforcement of any proper legal or equitable remedy, as the Trustee, being advised by counsel chosen by the Trustee, shall deem most effectual to protect and enforce such rights. The Trustee may also exercise all remedies it may have under law and under this Trust Indenture and the Collateral Agreement, including foreclosure under the Collateral Agreement.

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SECTION 8.04         APPLICATION OF FUNDS.

(a)          Subject to the provisions of subparagraph (c) hereof, all moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and the expenses, liabilities, and advances incurred or made by the Trustee, be deposited into the Notes Fund, and all moneys so deposited into the Notes Fund and all moneys held in or deposited into the Notes Fund during the continuance of an Event of Default and available for payment of the Notes under the provisions hereof shall (after payment of the fees and expenses of the Trustee) be applied as follows:

(i)          Unless the principal of all of the Notes shall have become or shall have been declared due and payable, all such moneys shall be applied:

FIRST: to the payment of all amounts owed to the Trustee or the Collateral Agent pursuant to this Trust Indenture or the Collateral Agreement;

SeCOND: To the payment to the Persons entitled thereto of all installments of interest then due on the Notes in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the Persons entitled thereto, without any discrimination or privilege; and

THIRD: To the payment to the Persons entitled thereto of the unpaid principal of any of the Notes which shall have become due (other than Notes called for redemption for the payment of which moneys are held pursuant to the provisions of this Trust Indenture), in the order of their due dates, with interest on such Notes from the respective dates upon which they become due at the rate of interest borne by such Notes and, if the amount available shall not be sufficient to pay in full Notes due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto, without any discrimination or privilege.

(ii)         If the principal of all the Notes shall have become due or shall have been declared due and payable, all such moneys shall be applied first, to the payment of the principal then due and unpaid upon all of the Notes and second, interest on overdue installments of principal at the rate of interest borne by each Notes, without preference or priority of any Notes over any other Notes, to the Persons entitled thereto without any discrimination or privilege.

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(iii)        If the principal of all the Notes shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (ii) of this Section in the event that the principal of all the Notes shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of the foregoing paragraph (i) of this Section.

(b)          Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine in accordance with the provisions hereof, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit of any such moneys and of the fixing of any such date, and shall not be required to make payment to the owner of any unpaid Notes until such unpaid Notes shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

(c)          Whenever all of the Notes and interest thereon have been paid under the provisions of this Section and all expenses and fees of the Trustee have been paid, any balance remaining in any funds shall be paid to the Issuer as provided in Section 6.07 hereof.

SECTION 8.05         EFFECT OF DISCONTINUANCE OF PROCEEDINGS. If any proceeding taken by the Trustee or Owners on account of any Event of Default hereunder shall have been discontinued or abandoned for any reason, then and in every such case, the Issuer, the Trustee and the Owners shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee shall continue as though no proceeding had been taken.

SECTION 8.06         CONTROL OF PROCEEDINGS BY OWNERS. The Owners of a majority in aggregate principal amount of the Notes then Outstanding shall have the right, subject to the provisions of Section 9.02 of this Trust Indenture, by an instrument or concurrent instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all remedial proceedings to be taken by the Trustee hereunder in regard to such Notes, provided that such direction shall be in accordance with law and the provisions of this Trust Indenture and the Collateral Agreement.

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SECTION 8.07         RESTRICTIONS UPON ACTIONS BY INDIVIDUAL OWNERS. Except as provided in Section 8.12 of this Trust Indenture, no Owner shall have any right to institute any suit, action or proceeding in equity or at law on any Notes or for the execution of any trust hereunder or for any other remedy hereunder unless such Owner previously shall have given to the Trustee written notice of the Event of Default on account of which such suit, action or proceeding is to be instituted, and unless also the Owners of not less than a majority in aggregate principal amount of Notes then Outstanding shall have made a written request of the Trustee after the right to exercise such powers or right of action as the case may be, shall have accrued, and shall have afforded the Trustee a reasonable opportunity either to proceed to exercise the powers hereinabove granted or to institute such action, suit or proceedings in its or their name, and unless, also, there shall have been offered to the Trustee security and indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused or neglected to comply with such request within a reasonable time. Such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Trust Indenture or to any other remedy hereunder. It is understood and intended that, except as otherwise above provided, no one or more Owners shall have any right in any manner whatsoever by his or their action to affect, disturb or prejudice the security of this Trust Indenture, or to enforce any right hereunder except in the manner provided, that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of all Owners and that any individual rights of action or other right given to one or more of such Owners by law are restricted by this Trust Indenture to the rights and remedies herein provided.

SECTION 8.08         ENFORCEMENT OF RIGHTS OF ACTION. All rights of action (including the right to file proof of claim) under this Trust Indenture or under any Notes may be enforced by the Trustee without the possession of any Notes or the production thereof in any proceedings relating thereto, and any such suit or proceedings instituted by the Trustee shall be brought in its name as Trustee, without the necessity of joining as plaintiffs or defendants any Owners hereby secured, and any recovery of judgment shall be for the equal benefit of the Owners.

SECTION 8.09         NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee or to the Owners is intended to be exclusive of any other remedy or remedies herein provided, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

SECTION 8.10         WAIVERS. No delay or omission by the Trustee or of any Owner in the exercise of any right or power occurring upon any Event of Default hereunder shall impair any such right or power or shall be construed to be a waiver of any such Event of Default hereunder or any acquiescence therein; and every power or remedy given by this Trust Indenture to the Trustee and to the Owners may be exercised from time to time and as often as may be deemed expedient. The Trustee may, and upon written request of the Owners of not less than a majority in principal amount of the Notes then Outstanding, shall, waive any Event of Default which shall have been remedied before the entry of final judgment or decree in any suit, action or proceeding instituted by it under the provisions of this Trust Indenture or before the completion of the enforcement of any rights of the Trustee hereunder, but such waiver shall not waive any subsequent Event of Default hereunder or impair any rights or remedies consequent thereon.

SECTION 8.11         NOTICE OF DEFAULT. The Trustee shall mail to all Owners, at their addresses as they appear on the Notes Register, written notice of the occurrence of any Event of Default set forth in Section 8.01 hereof within thirty (30) days after the Trustee shall have notice of the same; provided that, except upon the happening of an Event of Default specified in clauses (a) and (b) of Section 8.01 of this Trust Indenture, the Trustee may withhold such notice to the Owners, if in its opinion such withholding is in the interest of the Owners; and provided, further, that the Trustee shall not be subject to any liability to any Owner by reason of its failure to mail any such notice.

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SECTION 8.12         RIGHT TO ENFORCE PAYMENT OF NOTES UNIMPAIRED. If the Trustee shall fail to take actions required of it pursuant to this Article, nothing in this Article shall affect or impair the right of any Owner to enforce the payment of the principal of and interest on their Notes or the obligation to pay the principal of and interest on each Notes to the Owner thereof at the time and place in said Notes expressed.

ARTICLE IX
CONCERNING THE TRUSTEE

SECTION 9.01         ACCEPTANCE OF DUTIES.

(a)          The Trustee by execution hereof accepts and agrees to fulfill the trusts imposed upon it by this Trust Indenture, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Trust Indenture. Prior to the occurrence of any Event of Default hereunder and after the curing of any Events of Default that may have occurred, the Trustee shall perform such duties and only such duties of the Trustee as are specifically set forth in this Trust Indenture. During the existence of any such Event of Default that has not been cured, the Trustee shall exercise such of the rights and powers vested in it by this Trust Indenture, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs. The Trustee shall comply with the provisions of the Trust Indenture Act to the extent applicable.

(b)          No provision of this Trust Indenture, the Notes or the Collateral Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)          Unless an Event of Default shall have occurred and be continuing:

(A)         the duties and obligations of the Trustee shall be determined solely by the express provisions of this Trust Indenture and the Collateral Agreement and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth therein, and no implied covenants or obligations shall be read into this Trust Indenture or the Collateral Agreement against the Trustee, and

(B)         the Trustee may conclusively rely, as to the accuracy of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to it by the Issuer and the Subsidiary conforming to the requirements of this Trust Indenture and the Collateral Agreement, and

(ii)         At all times, regardless of whether or not any such Event of Default shall exist:

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(A)         the Trustee shall not be liable for any error of judgment made by a responsible officer or officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(B)         the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Owners as provided in Article VIII hereof, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any power conferred upon the Trustee under this Trust Indenture or the Collateral Agreement, if any; and

(C)         the Trustee may consult with counsel, and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(iii)        None of the provisions contained in this Trust Indenture or the Collateral Agreement, if any, as applicable, shall require the Trustee to expend or risk its own funds or otherwise incur individual financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

SECTION 9.02         INDEMNIFICATION OF TRUSTEE AS CONDITION FOR REMEDIAL ACTION. The Trustee shall be under no obligation to institute any suit or to take any remedial proceeding in the Event of a Default under this Trust Indenture or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of any of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its reasonable satisfaction against any and all reasonable costs, expenses, outlays and reasonable counsel fees and other reasonable disbursements, and against all liability which may reasonably arise out of the remedial proceeding proposed to be taken. The Trustee nevertheless may, in its sole discretion, but is not required to, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity, and in such case the Trustee shall be entitled to reimbursement from any money in its possession under the provisions of this Trust Indenture and shall be entitled to a preference therefor over any Notes Outstanding hereunder.

SECTION 9.03         LIMITATIONS ON OBLIGATIONS AND RESPONSIBILITIES OF TRUSTEE. The Trustee shall be under no obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Issuer or to report, or make or file claims or proof of loss for, any loss or damage insured against or that may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. Except as to the acceptance of the trusts by its execution of this Trust Indenture, the Trustee shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Trust Indenture, or in respect of the validity of Notes or the due execution or issuance thereof. The Trustee shall be under no obligation to see that any duties herein imposed upon the Issuer, any depositary other than the Trustee as depositary, or any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and the Trustee shall be under no obligation for failure to see that any such duties or covenants are so done or performed.

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SECTION 9.04         TRUSTEE AND COLLATERAL AGENT NOT LIABLE FOR FAILURE OF ISSUER TO ACT. The Trustee and Collateral Agent shall not be liable or responsible because of the failure of the Issuer or of any of its employees or agents to make any collections or deposits or to perform any act herein required of the Issuer or because of the loss of any money arising through the insolvency or the act or default or omission of any depositary other than the Trustee as depositary in which such money shall have been deposited under the provisions of this Trust Indenture. The Trustee and Collateral Agent shall not be responsible for the application of any of the proceeds of Notes or any other money deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Trust Indenture. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

SECTION 9.05         COMPENSATION AND INDEMNIFICATION OF TRUSTEE. Subject to the provisions of any contract between the Issuer and the Trustee relating to the compensation of the Trustee, the Issuer shall pay to the Trustee reasonable compensation for all services performed by it hereunder and also all its reasonable expenses, charges and other disbursements and those of its attorneys, agents and employees incurred in and about the administration and the performance of its powers and duties hereunder and shall, to the extent permitted by applicable law, indemnify and save the Trustee harmless against any liabilities that it may incur in the proper exercise and performance of its powers and duties hereunder. During the continuance of an Event of Default referred to in Section 8.01(a) or (b), or the Trustee shall have a first priority security interest in the Trust Estate for its fees and expenses.

SECTION 9.06         STATEMENTS FROM TRUSTEE.

(a)          It shall be the duty of the Trustee, on a monthly basis, to make available to the Issuer a statement setting forth in respect of the preceding one-month period:

(i)          the amount withdrawn or transferred by it and the amount deposited with it on account of each fund or account held by it under the provisions of this Trust Indenture,

(ii)         the amount on deposit with it at the end of such period in each such fund or account,

(iii)        a brief description of all obligations held by it as an investment of money in each such fund or account,

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(iv)        the amount applied to the purchase or redemption of Notes under the provisions of Article V of this Trust Indenture and a description of the Notes or portions thereof so purchased or redeemed, and

(v)         any other information that the Issuer may reasonably request.

(b)          All records and files pertaining to Notes and the Issuer in the custody of the Trustee shall be open at all reasonable times to the inspection of the Issuer and its agents and representatives.

SECTION 9.07         TRUSTEE MAY RELY ON CERTIFICATES. If at any time it shall be necessary or desirable for the Trustee to make any investigation respecting any fact preparatory to taking or not taking any action or doing or not doing anything as such Trustee, and in any case in which this Trust Indenture provides for permitting or taking any action, the Trustee may rely upon any certificate required or permitted to be filed with it under the provisions of this Trust Indenture, and any such certificate shall be evidence of such fact or protect the Trustee in any action that it may or may not take or in respect of anything it may or may not do, in good faith, by reason of the supposed existence of such fact. Except as otherwise provided in this Trust Indenture, any request, notice, certificate or other instrument from the Issuer to the Trustee shall be deemed to have been signed by the purported proper party or parties if signed by any Authorized Officer of the Issuer and the Trustee may accept and rely upon a certificate signed by any such representative as to any action taken by the Issuer.

SECTION 9.08         CERTAIN RIGHTS OF THE TRUSTEE. Subject to the provisions of Section 9.01 hereof, the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

SECTION 9.09         RESIGNATION AND REMOVAL OF TRUSTEE SUBJECT TO APPOINTMENT OF SUCCESSOR. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.12.

SECTION 9.10         RESIGNATION OF TRUSTEE. Subject to the provisions of Section 9.09, the Trustee may resign and thereby become discharged from its duties hereunder, by notice in writing given to the Issuer, and mailed, postage prepaid, at the Trustee’s expense, to each Owner, not less than sixty (60) days before such resignation is to take effect, but such resignation shall take effect immediately upon the appointment of a new Trustee hereunder if such new Trustee shall be appointed before the time limited by such notice and shall then accept the trusts hereof. The Trustee’s resignation shall be deemed to also be a resignation of its duties as Collateral Agent under the Collateral Agreement. No resignation shall take effect until a successor Trustee and Collateral Agent has been appointed pursuant to the terms hereof.

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SECTION 9.11         REMOVAL OF TRUSTEE.

(a)          The Trustee may be removed at any time by (i) the Issuer (provided an Event of Default described in Section 8.01(d) hereof has not occurred and remains uncured), with the consent, in writing, executed by the Owners of not less than a majority in aggregate principal amount of Notes then Outstanding and filed with the Issuer or (ii) by an instrument or concurrent instruments in writing, executed by the Owners of not less than a majority in aggregate principal amount of Notes then Outstanding and filed with the Issuer, not less than sixty (60) days before such removal is to take effect as stated in said instrument or instruments; provided, however, the written consent of the Issuer to such removal shall first be obtained. A photostatic copy of any instrument or instruments filed with the Issuer under the provisions of this paragraph, duly certified by an Authorized Officer of the Issuer as having been received by the Issuer, shall be delivered promptly to the Trustee.

(b)          The Trustee may also be removed at any time for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provisions of this Trust Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Notes then Outstanding.

(c)          The removal of a Trustee shall be deemed to be a removal of the Trustee as Collateral Agent under the Collateral Agreement. The removal shall not become effective until a successor Trustee and Collateral Agent has been appointed pursuant to the terms hereof.

SECTION 9.12         APPOINTMENT OF SUCCESSOR TRUSTEE.

(a)          If at any time hereafter the Trustee shall resign, be removed, be dissolved or otherwise become incapable of acting, or the bank or trust company acting as Trustee shall be taken over by any governmental official, agency, department or commission, the position of Trustee shall thereupon become vacant. If the position of Trustee shall become vacant for any reason, the Issuer shall appoint a Trustee to fill such vacancy. A successor Trustee shall not be required if the Trustee shall sell or assign substantially all of its corporate trust business and the vendee or assignee shall continue in the trust business, or if a transfer of the trust business of the Trustee is required by operation of law, or the Trustee is merged with or consolidated into another corporation; provided that such vendee, assignee, transferee or successor by merger is a bank or trust company which is duly authorized to exercise corporate trust powers in the State and subject to examination by federal or State authority: (i) of good standing, and (ii) having, or its parent having, a combined capital, surplus and undivided profits aggregating not less than Fifty Million Dollars ($50,000,000). The Issuer shall mail notice of any such appointment made by the Issuer, postage prepaid, to all Owners, at the expense of Issuer.

(b)          At any time within one (1) year after any such vacancy shall have occurred and was filled as provided in (a), the Owners of not less than twenty-five percent (25%) in principal amount of Notes then Outstanding, by an instrument or concurrent instruments in writing, executed by such Owners and filed with the Issuer, may select a different successor Trustee, which the Issuer shall appoint and which shall supersede any Trustee theretofore appointed at the direction of the Issuer. Photostatic copies, duly certified by the Authorized Officer of the Issuer as having been received by the Issuer, of each such instrument shall be delivered promptly by the Issuer to the predecessor Trustee and to the Trustee so appointed by the Owners.

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(c)          If no appointment of a successor Trustee shall be made within sixty (60) days of the date of removal pursuant to the foregoing provisions of this Section or resignation pursuant to Section 9.10, any Owner hereunder or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

(d)          Any successor Trustee hereafter appointed shall be a bank or trust company which is duly authorized to exercise corporate trust powers in the State and subject to examination by federal or State authority: (i) of good standing, and (ii) having, or its parent having, a combined capital, surplus and undivided profits aggregating not less than Fifty Million Dollars ($50,000,000).

SECTION 9.13         VESTING OF DUTIES IN SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Issuer, an instrument in writing accepting such appointment hereunder and as Collateral Agent under the Collateral Agreement, and thereupon such successor Trustee, without any further act, shall become fully vested with all the rights, immunities and powers, and subject to all the duties and obligations, of its predecessor; but such predecessor shall nevertheless, on the written request of its successor or of the Issuer or Issuer and upon payment of the expenses, charges and other disbursements of such predecessor that are payable pursuant to the provisions of Section 9.05 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities and powers of such predecessor hereunder; and every predecessor Trustee shall deliver all property and money held by it hereunder to its successor. Should any instrument in writing from the Issuer or Issuer be required by any successor Trustee for more fully and certainly vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Issuer.

ARTICLE X
EXECUTION OF INSTRUMENTS BY OWNERS,
PROOF OF OWNERSHIP OF NOTES

SECTION 10.01         EXECUTION OF INSTRUMENTS BY OWNERS.

(a)          Any request, direction, consent or other instrument in writing required or permitted by this Trust Indenture to be signed or executed by any Owner may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Owners or their attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of Notes shall be sufficient for any purpose of this Trust Indenture and shall be conclusive in favor of the Trustee and the Issuer with regard to any action taken by either under such instrument if made in the following manner:

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(i)          The fact and date of the execution by any Person of any such instrument may be proved by the verification of any officer in any jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution. Where such execution is on behalf of a Person other than an individual, such verification or affidavit shall also constitute sufficient proof of the authority of the signer thereof.

(ii)         The ownership of Notes shall be proved by the Note Register kept under the provisions of this Trust Indenture.

(b)          Nothing contained in this Article shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which it may deem sufficient. Any request or consent of any Owner shall bind every future Owner of the same Notes in respect of anything done by the Trustee in pursuance of such request or consent.

(c)          Notwithstanding any of the foregoing provisions of this Section, the Trustee shall not be required to recognize any Person as an Owner or to take any action at their request unless such Notes shall be deposited with it.

ARTICLE XI
SUPPLEMENTAL TRUST INDENTURES;
AMENDMENT OF FINANCING DOCUMENTS

SECTION 11.01         SUPPLEMENTAL TRUST INDENTURES AND MODIFICATIONS AND AMENDMENTS OF COLLATERAL AGREEMENT WITHOUT CONSENT OF OWNERS.

The Issuer and the Trustee, from time to time and at any time, may enter into Supplemental Trust Indentures and the Issuer and/or Collateral Agent, as applicable, from time to time and at any time, may enter into modifications and amendments of the Collateral Agreement without the consent of the Owners of the Notes, for the following purposes:

(a)          To cure any ambiguity or formal defect or omission, to correct or supplement any provision herein or in the Collateral Agreement that may be inconsistent with any other provision herein or in any of such documents, or

(b)          To grant to or confer upon the Trustee for the benefit of the Owners any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Owners or the Trustee, or

(c)          To add to the covenants and agreements of the Issuer in this Trust Indenture, to add other covenants and agreements thereafter to be observed by the Issuer or the Subsidiary in this Trust Indenture or the Collateral Agreement or to surrender any right or power herein or in the Collateral Agreement reserved to or conferred upon the Issuer or the Subsidiary, or

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(d)          To make any other modifications hereto or to the Collateral Agreement which in the opinion of legal counsel, which may be counsel to the Issuer, reasonably acceptable to the Trustee and Collateral Agent, shall not materially adversely affect the Owners.

SECTION 11.02         MODIFICATIONS AND AMENDMENTS OF TRUST INDENTURE AND COLLATERAL AGREEMENT WITH CONSENT OF OWNERS.

(a)          Subject to the terms and provisions contained in this section, and not otherwise, the Owners of not less than a majority of the aggregate principal amount of Notes then Outstanding shall have the right, from time to time, anything contained in this Trust Indenture or Collateral Agreement to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such Supplemental Trust Indenture or the execution by the Issuer and/or Collateral Agent, as applicable, of such modification of or amendment to the Collateral Agreement as shall be deemed necessary or desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Trust Indenture or such Collateral Agreement; provided, however, that nothing herein contained shall permit, or be construed as permitting, without the consent of the Owners of all of the Notes then Outstanding to be affected: (i) an extension of the maturity of the principal of or the interest on any Notes issued hereunder, or (ii) a reduction in the principal amount of any Notes or the Redemption Price or the rate of interest thereon, or (iii) a preference or priority of any Notes over any other Notes, except as provided herein, or (iv) a reduction in the aggregate principal amount of Notes required for consent to such Supplemental Trust Indenture or modification or amendment to the Collateral Agreement, or (v) the release of the Collateral or a modification to the Claims comprising the Collateral. For purposes of making amendments made pursuant to this Section 11.02, Owners of Notes which will no longer be Outstanding at the time the Supplemental Trust Indenture or modification of or amendment to the Collateral Agreement takes effect shall not have any rights of consent hereunder. Nothing contained in this section 11.02, however, shall be construed as requiring approval by the Owners for the adoption and acceptance of any Supplemental Trust Indenture or any modification of or amendment to the Collateral Agreement as authorized in Section 11.01 hereof.

(b)          If at any time the Issuer shall request the Trustee or Collateral Agent to enter into any Supplemental Trust Indenture or any modification of or amendment to the Collateral Agreement pursuant to this section, the Trustee shall, at the expense of the Issuer, cause notice of the proposed execution of such Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement to be mailed, postage prepaid, to all affected Owners. Such notice shall briefly set forth the nature of the proposed Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Owners. The Trustee shall not, however, be subject to any liability to any Owner by reason of its failure to mail the notice required by this Section, and any such failure shall not affect the validity of such Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement when approved and consented to as provided in this section.

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(c)          Whenever, at any time within six months after the date of the mailing of such notice, the Issuer shall deliver to the Trustee an instrument or instruments in writing purporting to be executed by the Owners of not less than a majority of the aggregate principal amount of Notes then Outstanding as required hereunder, which instrument or instruments shall refer to the proposed Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement described in such notice and shall, specifically consent to and approve the execution thereof in substantially the form of the copy thereof referred to in such notice, thereupon, but not otherwise, the Trustee and/or Collateral Agent, as applicable, may execute such Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement in substantially such form, without liability or responsibility to any Owner, whether or not such Owner shall have consented thereto.

(d)          If the Owners of not less than a majority in aggregate principal amount of Notes Outstanding as required hereunder at the time of the execution of such Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement shall have consented to and approved the execution thereof as herein provided, no Owner shall have any right to object to the adoption of such Supplemental Trust Indenture and proposed modification of and amendment to the Collateral Agreement, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Issuer and/or the Trustee and/or the Collateral Agent from executing the same or from taking any action pursuant to the provisions thereof.

(e)          Upon the execution of any Supplemental Trust Indenture or any modification or amendment to the Collateral Agreement pursuant to the provisions of this Section, this Trust Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Trust Indenture of the Issuer, the Trustee, the Collateral Agent and all Owners shall thereafter be determined, exercised and enforced in all respects pursuant to the provisions of this Trust Indenture and the Collateral Agreement as so modified and amended.

SECTION 11.03         EXECUTION OF SUPPLEMENTAL INDENTURES. The Trustee and Collateral Agent shall receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it, which may be counsel for the Issuer, as conclusive evidence that any such proposed Supplemental Trust Indenture or modification to or amendment of the Collateral Agreement does or does not comply with the provisions of this Trust Indenture and Collateral Agreement, as applicable, and that it is or is not proper for it, under the provisions of this Article, to accept such Supplemental Trust Indenture or modification to or amendment of the Collateral Agreement.

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ARTICLE XII
DEFEASANCE

SECTION 12.01         DEFEASANCE.

(a)          If the principal, Redemption Price, if any, and interest due or to become due on the Notes shall be paid at the times and in the manner stipulated therein, and if all other sums of money due or to become due according to the provisions hereof shall be paid or provision for payment shall be made as provided herein, then these presents and the Trust Estate and rights hereby granted shall cease, terminate and be void, whereupon the Trustee shall cancel and discharge the lien of this Trust Indenture and execute and deliver to the Issuer such instruments in writing as shall be requisite to cancel and discharge the lien hereof and all surplus in, and balances remaining in, all funds and accounts, other than moneys held for the redemption or payment of Notes, shall be delivered to the Issuer.

(b)          Any Notes shall be deemed to be paid within the meaning of this Article when payment of the principal of and Redemption Price, if any, on such Notes, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Trust Indenture, or otherwise) either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment (A) moneys sufficient to make such payment and/or (B) Defeasance Securities verified by an independent certified public accountant selected by the Issuer as to principal and interest in such amounts and at such times as will provide sufficient moneys to make such payment, and all necessary and proper fees and expenses of the Trustee pertaining to the Notes with respect to which such deposit is made. Except as hereafter provided, neither the Defeasance Securities nor any moneys so deposited with the Trustee nor any moneys received by the Trustee on account of principal of or Redemption Price, if applicable, or interest on said Defeasance Securities shall be withdrawn or used for any purpose other than, and all such moneys shall be held in trust for and be applied to, the payment, when due, of the principal of or Redemption Price, if applicable, of the Notes or Notes for the payment or redemption of which they were deposited and the interest accruing thereon to the date of maturity or redemption; provided, however, new Defeasance Securities and moneys may be substituted for the deposited Defeasance Securities and moneys if the new Defeasance Securities and moneys are sufficient to pay the principal of or Redemption Price, if applicable, and interest on the refunded Notes or Notes as verified by an independent certified public accounting firm. At such time as the Notes shall be deemed to be paid hereunder as aforesaid such Notes shall no longer be deemed to be Outstanding hereunder and shall no longer be secured by or entitled to the benefits of this Trust Indenture and the Collateral Agreement, except for the purposes of any such payment from such moneys or Defeasance Securities. Notwithstanding the foregoing, the provisions of this Trust Indenture relating to the maturity of the Notes, interest payments and Interest Payment Dates, redemption provisions, exchange, transfer and registration of Notes, replacement of mutilated, destroyed, lost or stolen Notes, the safekeeping and cancellation of Notes, non-presentment of Notes, the holding of moneys in trust, and the duties of the Trustee in connection with all of the foregoing, remain in effect and shall be binding upon the Trustee and the Owners notwithstanding the release and discharge of the lien of this Trust Indenture.

(c)          If Notes for which Defeasance Securities have been set aside are to be called for redemption, irrevocable instructions to call the Notes for redemption shall be given by the Issuer to the Trustee.

(d)          The Trustee, within thirty (30) days after any Defeasance Securities shall have been deposited with it, shall cause a notice, signed by the Trustee, to be mailed, postage prepaid, to all Owners for which Defeasance Securities have been set aside, setting forth (i) the date or dates, if any, designated for the redemption of the Notes, (ii) a description of the Defeasance Securities so held by it, and (iii) that such Notes have been defeased as provided in this Trust Indenture.

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(e)          Notwithstanding the satisfaction and discharge of this Trust Indenture, the provisions of Section 6.07, 9.02, 12.02 and Section 13.02 hereof shall survive.

SECTION 12.02         REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any moneys or Defeasance Securities in accordance with Section 12.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Trust Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.01 hereof; provided that if the Issuer has made any payment of principal of, Redemption Price, or interest on any Notes because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the monies or Defeasance Securities held by the Trustee or Paying Agent.

ARTICLE XIII
COLLATERAL

SECTION 13.01         SECURITY. The payment of the principal of, Redemption Price, and interest on the Notes when due, whether on an Interest Payment Date or Principal Payment Date, by acceleration, repurchase, redemption or otherwise, the payment of all other obligations hereunder and the performance of all other obligations of the Issuer under this Trust Indenture, the Notes and the Collateral Agreement shall be secured by the Collateral in the Collateral Agreement, all as provided in this Trust Indenture and the Collateral Agreement. The Issuer shall, and shall cause the Subsidiary to, execute any and all further documents, financing statements, agreements and instruments and take all such further actions (including the filing and recording of UCC financing statements and continuation statements and amendments to UCC financing statements that may be necessary to continue the effectiveness of such UCC financing statements) that may be required to maintain (at the sole cost and expense of the Issuer) the security interest in the Collateral created by this Trust Indenture and the Collateral Agreement as a perfected first priority security interest.

SECTION 13.02         COLLATERAL AGENT. The Collateral Agent is authorized and empowered to appoint one or more co-Collateral Agents as it deems necessary or appropriate. Neither the Trustee nor the Collateral Agent nor any of their respective officers, directors, employees, attorneys or agents shall be responsible or liable for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of this Trust Indenture or the Collateral Agreement, for the creation, perfection, priority, sufficiency or protection of any lien relating to the Collateral, or for any defect or deficiency as to any such matters, or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any of the Notes, this Trust Indenture or the Collateral Agreement or any delay in doing so. Subject to this Trust Indenture and the Collateral Agreement, the Collateral Agent shall be subject to such directions as may be given it by the Trustee from time to time (as required or permitted by this Trust Indenture). Subject to the Collateral Agreement, except as directed by the Trustee as required or permitted by this Trust Indenture and any other representatives, the Collateral Agent will not be obligated: (i) to act upon directions purported to be delivered to it by any other Person; (ii) to foreclose upon or otherwise enforce any lien; or (iii) to take any other action whatsoever with regard to any or all of the Notes, Collateral Agreement or Collateral. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the enforcement of the Collateral Agreement. In acting as Collateral Agent or co-Collateral Agent, the Collateral Agent and each co-Collateral Agent may conclusively rely upon and enforce each and all of the rights, powers, immunities, indemnities and benefits of the Trustee under Article IX hereof, including the compensation and indemnification provisions set forth in Section 9.02 (with the references to the Trustee therein being deemed to also refer to the Collateral Agent or co-Collateral Agent).

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SECTION 13.03         AUTHORIZATION OF ACTIONS TO BE TAKEN.

(a)          Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Collateral Agreement in the form attached hereto as Exhibit F, as originally in effect and as amended, supplemented or replaced from time to time in accordance with its terms or the terms of this Trust Indenture, authorizes and directs the Collateral Agent to enter into the Collateral Agreement and authorizes and empowers the Trustee and the Collateral Agent to bind the Holders of Notes as set forth in this Trust Indenture and the Collateral Agreement and to perform its obligations and exercise its rights and powers thereunder.

(b)          The Trustee is authorized and empowered to receive for the benefit of the Holders of Notes any funds collected or distributed under this Trust Indenture and the Collateral Agreement and to make further distributions of such funds to the Holders of Notes according to the provisions of this Trust Indenture.

(c)          The Trustee may, after the occurrence of an Event of Default, in its sole discretion and without the consent of the Holders, direct, on behalf of the Holders, the Collateral Agent to take all actions it deems necessary or appropriate in order to: (i) foreclose upon or otherwise enforce the lien on the Collateral granted by this Trust Indenture and the Collateral Agreement; (ii) enforce any of the terms of this Trust Indenture and the Collateral Agreement; or (iii) collect and receive payment of any and all Notes.

(d)          The Trustee is authorized and empowered to institute and maintain, or direct the Collateral Agent to institute and maintain, such suits and proceedings as it may deem expedient to protect or enforce the lien on the Collateral granted by this Trust Indenture and the Collateral Agreement and the provisions of this Trust Indenture and the Collateral Agreement or to prevent any impairment of Collateral by any acts that may be unlawful or in violation of this Trust Indenture and the Collateral Agreement, and such suits and proceedings as the Trustee or the Collateral Agent may deem expedient to preserve or protect its interests and the interests of the Holders of Notes in the Collateral, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of Holders, the Trustee or the Collateral Agent.

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SECTION 13.04         POWERS EXERCISABLE BY RECEIVER OR TRUSTEE. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuer or the Subsidiary with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or the Subsidiary or of any officer or officers thereof required by the provisions of this Article, and if the Trustee shall be in the possession of the Collateral under any provision of this Indenture, then such powers may be exercised by the Trustee.

SECTION 13.05         RELEASE UPON TERMINATION OF THE ISSUER'S OBLIGATIONS. In the event (i) that the Issuer delivers to the Trustee, in form and substance reasonably acceptable to it, an Authorized Officer's certificate and opinion of legal counsel (which may be counsel to the Issuer) certifying that all the obligations under this Trust Indenture, the Notes and the Collateral Agreement (other than contingent or unliquidated obligations or liabilities not then due) have been satisfied and discharged by the payment in full of the Issuer's obligations under the Notes, this Trust Indenture and the Collateral Agreement, and all such obligations have been so satisfied, or (ii) a discharge or defeasance occurs under Article XII, the Trustee shall deliver to the Issuer and the Collateral Agent a notice stating that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in or to the Collateral, and any rights it has under the Collateral Agreement, and upon receipt by the Collateral Agent of such notice, the Collateral Agent shall be deemed not to hold a lien in the Collateral on behalf of the Trustee and shall, at the expense of the Issuer, do or cause to be done all acts reasonably necessary to release such lien as soon as is reasonably practicable.

ARTICLE XIV
MISCELLANEOUS PROVISIONS

SECTION 14.01         NOTICES.

(a)          All written notices, certificates, reports or statements to be given under this Trust Indenture shall be given by mail or personal delivery to the party entitled thereto, with a copy to each of the other parties to this Trust Indenture, at its address set forth below, or at such address as the party may provide to the other party in writing from time to time. Notice shall be effective upon receipt after deposit in the United States mail, postage prepaid or, in the case of personal delivery, upon delivery, to the address set forth below.

If to the Issuer:	Q Lotus Holdings, Inc.
500 N Dearborn, Suite 605
Chicago, IL 60654
Attention: President

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With a copy to:	Littman Krooks LLP
Mark F. Coldwell, Esq.
655 Third Avenue, 20th Floor
New York, NY 10017

If to the Trustee and
Collateral Agent:	U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, MA 02110
Attention: Q Lotus Notes

(b)          Any of such addresses may be changed at any time upon written notice of such change sent by United States registered mail, postage prepaid, to the other parties by the party effecting the change.

(c)          All documents received by the Trustee under the provisions of this Trust Indenture, or photostatic copies thereof, shall be retained in its possession until this Trust Indenture shall be released under the provisions of Section 12.01 of this Trust Indenture, subject at all reasonable times to the inspection of the Issuer and the agents and representatives thereof.

(d)          Any notice or communication to a Holder shall be mailed by first-class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the Note Register kept by the Trustee. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

SECTION 14.02         SUBSTITUTE MAILING. If, because of the temporary or permanent suspension of postal service, the Issuer or the Trustee shall be unable to mail any notice required to be given by the provisions of this Trust Indenture, the Issuer or the Trustee shall give notice in such other manner as in the judgment of the Issuer or the Trustee shall most effectively approximate mailing, and the giving of notice in such manner shall for all purposes of this Trust Indenture be deemed to be in compliance with the requirement for the mailing thereof.

SECTION 14.03         PARTIES AND OWNERS ALONE HAVE RIGHTS UNDER TRUST INDENTURE. Except as herein otherwise expressly provided, nothing in this Trust Indenture, express or implied, is intended or shall be construed to confer upon any Person, other than the Trustee, the Collateral Agent, the Issuer and the Owners, any right, remedy or claim, legal or equitable, under or by reason of this Trust Indenture or any provision being intended to be and being for the sole and exclusive benefit of the Trustee, the Issuer, the Collateral Agent, and the Owners.

SECTION 14.04         EFFECT OF PARTIAL INVALIDITY. In case any one or more of the provisions of this Trust Indenture or the Notes shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Trust Indenture or the Notes, but this Trust Indenture and the Notes shall be construed and enforced as if such illegal or invalid provisions had not been contained therein. In case any covenant, stipulation, obligation or agreement contained in the Notes or this Trust Indenture shall for any reason be held to be in violation of law, then such covenant, stipulation, obligation or agreement shall be deemed to be the covenant, stipulation, obligation or agreement of the Issuer to the full extent permitted by law.

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SECTION 14.05         NO RECOURSE AGAINST MEMBERS, OFFICERS OR EMPLOYEES OF THE ISSUER. No recourse under, or upon, any statement, obligation, covenant, or agreement contained in this Trust Indenture, or in any Notes hereby secured, or in any document or certification whatsoever, or under any judgment obtained against the Issuer or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, shall be had against any member, officer or employee, as such, of the Issuer. Any and all personal liability of every nature, whether at common law or in equity or by statute or by constitution or otherwise, of any such member, officer or employee, as such, to respond by reason of any act or omission on his or her part or otherwise, for the payment of any sum that may remain due and unpaid upon the Notes hereby secured is hereby expressly waived and released as an express condition of, and in consideration for, the execution of this Trust Indenture and the issuance of the Notes.

SECTION 14.06         DEALING IN NOTES. The Trustee, its directors, officers, employees or agents, and any officer, employee or agent of the Issuer, may in good faith, buy, sell, own, hold and deal in any Notes issued under the provisions of this Trust Indenture and may join in any action which any Owner may be entitled to take with like effects as if such Trustee were not a Trustee under this Trust Indenture or as if such officer, employee or agent of the Issuer did not serve in such capacity.

SECTION 14.07         PAYMENT OR PERFORMANCE DATE IS OTHER THAN A BUSINESS DAY. If the specified or last date for the making of any payment, the performance of any act or the exercising of any right, as provided in this Trust Indenture, shall be a day other than a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day; provided that interest shall accrue during any such period during which payment shall not occur.

SECTION 14.08         MULTIPLE COUNTERPARTS. This Trust Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument.

SECTION 14.09         HEADINGS. Any heading preceding the text of the several articles hereof, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Trust Indenture, nor shall they affect its meaning, construction or effect.

SECTION 14.10         LAWS. This Trust Indenture shall be construed and governed in accordance with the laws of the State.

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SECTION 14.11         ELECTRONIC INSTRUCTIONS. The Trustee and the Collateral Agent agree to accept and act upon notice, instructions or directions pursuant to this Trust Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If a party elects to give the Trustee or the Collateral Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee or the Collateral Agent, as applicable, in its discretion elects to act upon such instructions, the Trustee's or the Collateral Agent's understanding of such instructions shall be deemed controlling. Neither the Trustee nor the Collateral Agent shall be liable for any losses, costs or expenses arising directly or indirectly from the Trustee's or the Collateral Agent's reliance upon or compliance with such instructions notwithstanding whether such instructions conflict with or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee or the Collateral Agent, including without limitation the risk of the Trustee or the Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

SECTION 14.12         CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Issuer to the Trustee to take any action under this Trust Indenture, the Issuer shall furnish to the Trustee: (a) an Authorized Officer's certificate of the Issuer in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 14.13 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Trust Indenture relating to the proposed action have been satisfied; and (b) an opinion of legal counsel (which may be counsel to the Issuer) in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 14.13 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 14.13         STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Trust Indenture (other than a certificate provided pursuant to Section 7.08(d) hereof) shall include: (a) a statement that the Person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (and, in the case of an opinion of legal counsel, may be limited to reliance on an Authorized Officer's certificate as to matters of fact); and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 14.14         WAIVER OF JURY TRIAL. EACH OF THE ISSUER, THE COLLATERAL AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRUST INDENTURE, THE NOTES, THE COLLATERAL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

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SECTION 14.15         FORCE MAJEURE. In no event shall the Trustee or the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations under this Trust Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

SECTION 14.16         NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Trust Indenture may not be used to interpret any other Trust Indenture, loan or debt agreement of the Issuer or the Subsidiary or of any other Person. Any such Trust Indenture, loan or debt agreement may not be used to interpret this Trust Indenture or the Collateral Agreement.

SECTION 14.17         SUCCESSORS. All agreements of the Issuer in this Trust Indenture and the Notes shall bind its successors. All agreements of the Trustee and the Collateral Agent in this Trust Indenture shall bind their respective successors.

[This Space Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Trust Indenture by their officers hereunto duly authorized as of the date and year first written above.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee and Collateral Agent

By:	/s/ David Duclos
Name:	David Duclos
Title:	Vice President

[Signatures Continue on Following Page]

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Q LOTUS HOLDINGS, INC.
[SEAL]
	By:	/s/ Gary Rosenberg
ATTEST:	Name:	Gary Rosenberg
Its: President

/s/ Brad Friedman
Secretary

[Notaries Continue on Following Page]

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COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

The foregoing instrument was acknowledged before this 26th day of July, 2012, by David Duclos, as a Vice President of U.S. BANK NATIONAL ASSOCIATION, who is personally known to me or has produced ________________, as identification.

/s/ Piyusha Shirmame
(Notary Seal)	Name:	Piyusha Shirmame
Notary Public of the State of MA
My commission expires: July 11, 2012

 [Notaries Continue on Following Page]

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STATE OF ILLINOIS

COUNTY OF COOK

The foregoing instrument was acknowledged before me this 27th day of July, 2012, by Gary Rosenberg as the President of Q LOTUS HOLDINGS, INC., who is personally known to me or has produced IL drivers license, as identification.

/s/ Troy Cawley-Hamm
(Notary Seal)	Name:	Troy Cawley-Hamm
Notary Public of the State of IL
My commission expires: 01/07/2014

STATE OF ILLINOIS

COUNTY OF COOK

The foregoing instrument was acknowledged before me this 27th day of July, 2012, by Brad Friedman as the Secretary of Q LOTUS HOLDINGS, INC., who is personally known to me or has produced IL drivers license, as identification.

Troy Cawley-Hamm
(Notary Seal)	Name:	Troy Cawley-Hamm
Notary Public of the State of IL
My commission expires: 01/07/2014

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EXHIBIT A

DEFINITIONS

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Authorized Denominations” means denominations of $1,000,000 principal amount and integral multiples of $250,000 in excess thereof.

“Authorized Officer” means, with respect to the Issuer, the President, Vice President, Secretary, Treasurer or Chief Financial Officer of the Issuer or any other officer or employee of the Issuer who is designated in writing to the Trustee by the President of the Issuer as an Authorized Officer of the Issuer for purpose of this Trust Indenture and Collateral Agreement and, with respect to the Trustee, means an officer of the Trustee who is authorized by the Trustee to act on its behalf for purposes of this Trust Indenture and the Collateral Agreement.

"Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Beneficial Owners” shall mean the Persons that have purchased beneficial ownership interests in any of the Notes.

“Board” means the Board of Directors of the Issuer.

“Book-Entry Only System” means the system of registration for any Notes registered in book-entry only form.

“Business Day” means any day other than a Saturday or Sunday or a day on which the Trustee is authorized by law to be closed.

“Cede” means Cede & Co., its successors and assigns.

“Certificate of Transfer” shall mean the certificate in the form attached as Exhibit C to this Trust Indenture to be delivered pursuant to Section 4.06 hereof in connection with the transfer of any Notes.

“Claim” or “Claims” shall have the meaning ascribed thereto in the “Whereas” clauses of this Trust Indenture.

“Clearstream” means Clearstream Banking, Societe Anonyme.

Exhibit A-1

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means, collectively, the Claims described in the Collateral Agreement and such other items included in the term “Collateral” within the meaning of the Collateral Agreement.

“Collateral Agent” means U.S. Bank National Association or its successor in interest in the role of Collateral Agent under the Collateral Agreement.

“Collateral Agreement” means the agreement among the Issuer, the Collateral Agent and the Subsidiary in the form attached hereto as Exhibit F, as such Collateral Agreement is hereafter amended, modified or supplemented.

“Collateral Agreement Event of Default” means the occurrence of any of the “Collateral Agreement Events of Default” set forth in Section 5 of the Collateral Agreement.

“Defeasance Securities,” except as otherwise provided by this Trust Indenture, means Government Obligations.

“DTC” means The Depository Trust Company, its successors and assigns.

“DTC Participants” shall mean participants in the Book-Entry Only System maintained by DTC.

“Event of Default” or “Default” means an event of default as set forth in Section 8.01 of this Trust Indenture.

“Euroclear” means Euroclear S.A./N.V., as operator of the Euroclear System.

“Government Obligations” means direct obligations of, or obligations the timely payment of the principal of an interest on which are fully and unconditionally guaranteed by, the United States of America.

“Grant” means to bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

“Indebtedness” means with respect to any Person (i) all indebtedness of such Person for borrowed money, (ii) all installment sales, conditional sales and capital lease obligations, incurred or assumed by such Person, and (iii) all guaranties of such Person.

“Indirect Participants” means Persons that clear through, or have a custodial relationship with, a DTC Participant, directly or indirectly.

“Interest Account” means the account by that name established under Section 6.02 of this Trust Indenture.

Exhibit A-2

“Interest Payment Date” means, with respect to each Note, the date or dates each year specified as such in the related Request and Authorization and applicable Note.

“Investor Letter” means the letter in the form attached as Exhibit D required to be delivered to the Trustee by the Purchaser of each Note and the proposed transferee in connection with any transfer of Notes pursuant to Section 4.06 hereof.

“Issuer” means Q Lotus Holdings, Inc., a Nevada corporation, its successors and assigns.

“Moody’s” means Moody’s Investors Services, Inc., its successors and assigns.

“Note” means each Note authorized to be issued by the Issuer pursuant to this Trust Indenture.

“Notes” means all Notes authorized to be issued by the Issuer pursuant to this Trust Indenture.

“Notes Fund” means the fund by that name established under Section 6.02 of this Trust Indenture.

“Notes Register” means the books of the Trustee for registration of the ownership of the Notes pursuant to Section 4.06 of this Trust Indenture.

“Outstanding,” when used with reference to Notes means, as of a particular date, all Notes theretofore issued under this Trust Indenture, except:

(1)         Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2)         Notes which have been paid or provision for payment has been made in accordance with Section 12.01 of this Trust Indenture; and

(3)         Notes in exchange for or in lieu of which other Notes have been issued.

“Overdue Rate” means a rate of interest equal to one percent (1%) per annum in excess of the then applicable interest rate per annum on each Note, to the extent lawful.

“Owner” or “Notes Owner” or “Owner of Notes” or “Notes Holder” or “Holder” or “Registered Owners,” when used with respect to the Notes, means any Person who shall be the registered owner of any Outstanding Notes.

“Paying Agent” means the Trustee.

“Permitted Investments” means and includes any of the following securities, if and to the extent that such securities are legal investments for funds of the Issuer:

Exhibit A-3

(1)         Government Obligations;

(2)         obligations of any of the following agencies: Government National Mortgage Association (including participation certificates issued by such association); Fannie Mae (including participation certificates issued by such entity); Federal Home Loan Banks; Federal Farm Credit Banks; Tennessee Valley Authority; Farmers Home Administration; Student Loan Marketing Association; Federal Home Loan Collateral Agreement Corporation.

(3)         deposits, Federal funds or bankers’ acceptances (with term to maturity of 270 days or less) of any bank which has an unsecured, uninsured and unguaranteed obligation rated in one of the top two rating categories by both Moody’s and S&P;

(4)         commercial paper rated in the top two rating categories by both Moody’s and S&P;

(5)         obligations of any state of the United States or political subdivision thereof or constituted authority thereof the interest on which is exempt from federal income taxation under Section 103 of the Code and rated in one of the top two rating categories by both Moody’s and S&P;

(6)         both (A) shares of a diversified open-end management investment company (as defined in the Investment Company Act of 1940) or a regulated investment company (as defined in Section 851(a) of the Code) that is a money market fund that is rated in the highest rating category by both Moody’s and S&P, and (B) shares of money market mutual funds that invest only in Government Obligations and repurchase agreements secured by such obligations, which funds are rated in the highest categories for such funds by both Moody’s and S&P and for which the Trustee or an Affiliate thereof may act as the advisor;

(7)         repurchase agreements, which will be collateralized at the onset of the repurchase agreement of at least 103% marked to market weekly with collateral with a domestic or foreign bank or corporation (other than life or property casualty insurance company) the long-term debt of which, or, in the case of a financial guaranty insurance company, claims paying ability, of the guarantor is rated at least “AA” by S&P and “Aa” by Moody’s provided that the repurchase agreement shall provide that if during its term the provider’s rating by either S&P or Moody’s falls below “AA-” or “Aa3,” respectively, the provider shall immediately notify the Trustee and the provider shall at its option, within ten days of receipt of publication of such downgrade, either (A) maintain collateral at levels, sufficient to maintain an “AA” rated investment from S&P and an “Aa” rated investment from Moody’s, or (B) repurchase all collateral and terminate the repurchase agreement. Further, if the provider’s rating by either S&P or Moody’s falls below “A-” or “A3,” respectively, the provider must at the direction of the Issuer to the Trustee, within ten (10) calendar days, either (1) maintain collateral at levels sufficient to maintain an “AA” rated investment from S&P and an “Aa” rated investment from Moody’s, or (2) repurchase all Collateral and terminate the repurchase agreement without penalty. In the event the repurchase agreement provider has not satisfied the above conditions within ten (10) days of the date such conditions apply, then the repurchase agreement shall provide that the Trustee shall be entitled to, and in such event, the Trustee shall withdraw the entire amount invested plus accrued interest within two (2) Business Days. Any repurchase agreement entered into pursuant to this Indenture shall contain the following additional provisions:

Exhibit A-4

(a)           Failure to maintain the requisite collateral percentage will require the Issuer or the Trustee to liquidate the collateral as provided above;

(b)           The Holder of the collateral, as hereinafter defined, shall have possession of the collateral or the collateral shall have been transferred to the Holder of the collateral, in accordance with applicable state and federal laws (other than by means of entries on the transferor’s books);

(c)           The repurchase agreement shall state and an opinion of counsel in form and in substance satisfactory to the Trustee shall be rendered that the Holder of the collateral has a perfected first priority security interest in the collateral, any substituted collateral and all proceeds thereof (in the case of bearer securities, this means the holder of the collateral is in possession);

(d)           The repurchase agreement shall be a “repurchase agreement” as defined in the United States Bankruptcy Code and, if the provider is a domestic bank, a “qualified financial contract” as defined in the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (“FIRREA”) and such bank is subject to FIRREA;

(e)           The repurchase transaction shall be in the form of a written agreement, and such agreement shall require the provider to give written notice to the Trustee of any change in its long-term debt rating;

(f)           The Issuer or its designee shall represent that it has no knowledge of any fraud involved in the repurchase transaction;

(g)           The Issuer and the Trustee shall receive an opinion of legal counsel (which may be counsel to the Issuer) addressed to the Issuer and the Trustee and in form and substance satisfactory to the Trustee that such repurchase agreement complies with the terms of this section and is legal, valid, binding and enforceable upon the provider in accordance with its terms;

(h)           The term of the repurchase agreement shall be no longer than ten years;

Exhibit A-5

(i)           The interest with respect to the repurchase transaction shall be payable at the times and in the amounts necessary in order to make funds available when required.

(j)           The repurchase agreement shall provide that the Trustee may withdraw funds without penalty at any time, or from time to time, for any purpose permitted or required under this Indenture;

(k)           Any repurchase agreement shall provide that a perfected security interest in such investments is created for the benefit of the Beneficial Owners under the Uniform Commercial Code of [New York], or book-entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R. 350.0 et seq. are created for the benefit of the Beneficial Owners; and

(l)           The collateral delivered or transferred to the Issuer, the Trustee, or a third-party acceptable to, and acting solely as agent for, the Trustee (the “Holder of the Collateral”) shall be delivered and transferred in compliance with applicable state and federal laws (other than by means of entries on provider’s books) free and clear of any third-party liens or claims pursuant to a custodial agreement subject to the prior written approval of the majority of the Holders and the Trustee. The custodial agreement shall provide that the Trustee must have disposition or control over the collateral of the repurchase agreement, irrespective of an event of default by the provider of such repurchase agreement.

If such investments are held by a third-party, they shall be held as agent for the benefit of the Trustee as fiduciary for the Beneficial Owners and not as agent for the bank serving as Trustee in its commercial capacity or any other party and shall be segregated from securities owned generally by such third party or bank;

(8)           Bonds, notes and other debt obligations of any corporation organized under the laws of the United States, any state or organized territory of the United States or the District of Columbia, if such obligations are rated in one of the three highest ratings by both Moody’s and S&P or in one of the two highest categories by either S&P or Moody’s; and

(9)           Bonds, notes and other debt obligations of any corporation organized under the laws of the United States, any state or organized territory of the United States or the District of Columbia, if such obligations are rated in one of the two highest categories by either S&P or Moody’s.

Permitted Investments may be purchased by or through the Trustee and its Affiliates.

“Person” means an individual, corporation, partnership, association, joint stock company, trust, unincorporated organization, government or political subdivision.

“Pledged Funds” means the Notes Fund and the Redemption Fund.

Exhibit A-6

“Principal Account” means the account by that name established under Section 6.02 of this Trust Indenture.

“Principal Office” means the designated corporate trust office of the Trustee which shall initially be in Boston, Massachusetts or the designated corporate trust office of any successor Trustee.

“Principal Payment Date” means, with respect to each Note, the date or dates specified in the amortization schedule attached to such Note as the date or dates on which principal is due thereon.

“Purchaser” means the original purchaser of a Note.

“Record Date” means the 15th day of the month preceding any Interest Payment Date and Principal Payment Date (whether or not a Business Day).

“Redemption Fund” means the fund by that name established under Section 6.02 of this Trust Indenture.

“Redemption Price” means, with respect to any Notes or portion thereof, the principal amount or portion thereof and the applicable redemption premium payable upon prepayment thereof pursuant to such Notes and this Trust Indenture as set forth in the related Request and Authorization.

“Request and Authorization” means a request and authorization from the Issuer to the Trustee to authenticate and deliver each Note in accordance with the terms thereof and of this Trust Indenture, and substantially in the form attached to this Trust Indenture as Exhibit E.

“S&P” means Standard & Poor’s Ratings Services, its successors and assigns.

“SEC” means the United States Securities and Exchange Commission.

“State” means the State of New York.

“Subsidiary” means Q Lotus, Inc., a Nevada corporation, its successors and assigns.

“Significant Subsidiary” means, with respect to the Issuer, a Person deemed to be a subsidiary of the Issuer by operation of the following sentence; provided such subsidiary is also a “Significant Subsidiary” of the Issuer within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC (or any successor provision). For purposes hereof, a “subsidiary” of the Issuer includes the Subsidiary and (i) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof, and (ii) any partnership, joint venture or limited liability company of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity.

Exhibit A-7

“Successor Subsidiary” shall have the meaning ascribed thereto in Section 7.09(c) of this Trust Indenture.

“Supplemental Trust Indenture” means any supplement to or amendment to this Trust Indenture entered into in accordance with Article XI of this Trust Indenture.

“Trust Estate” means all right, title and interest of the Trustee in and to the property and interests therein described in Section 3.03 of this Trust Indenture.

“Trust Indenture” means this Trust Indenture, dated as of July 1, 2012, between the Issuer and the Trustee, as now and hereafter amended, modified or supplemented by Supplemental Trust Indentures.

“Trustee” means U.S. Bank National Association or its successor in interest as the Trustee under this Trust Indenture.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state(s) in the United States specified in the opinion of legal counsel delivered pursuant to Section 4.02(iv) hereof as the state(s) in which action must be taken to perfect a first priority security interest in the Collateral.

Exhibit A-8

EXHIBIT B

FORM OF NOTES

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW AND WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Q LOTUS HOLDINGS, INC. SECURED NOTES, [20___]

R-__	$___________

Interest Rate	Dated Date	Maturity Date	CUSIP No.	ISIN

REGISTERED OWNER:	[CEDE & CO.][PURCHASER]

PRINCIPAL AMOUNT:	__________________________DOLLARS ($__________)

Exhibit B-1

KNOW ALL PERSONS BY THESE PRESENTS that Q Lotus Holdings, Inc., a Nevada corporation, its successors and assigns (the “Issuer”), for value received, promises to pay, but solely from the sources hereinafter provided, to the order of the Registered Owner (identified above), or registered assigns on the Maturity Date (identified above) upon surrender hereof, the Principal Amount (identified above), with interest from the dated date hereof on the unpaid principal amount of this Note until maturity at the Interest Rate per annum (identified above), calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) 30-day months. The principal of, Redemption Price, and interest on this Note shall be payable in lawful money of the United States of America at the Principal Office of U.S. Bank National Association, as trustee (the “Trustee” and the “Collateral Agent”) under that certain Trust Indenture dated as of July 1, 2012 between the Issuer and the Trustee (as same may be supplemented or amended, the “Trust Indenture”). Interest shall be payable [semi-] annually on [____] [____ and _____] of each year, commencing ________, 20__ (each an “Interest Payment Date”). All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Trust Indenture.

This Note represents [all of] [one of] an authorized issue of Notes of the Issuer in the aggregate principal amount of _______ Dollars ($__________) (the “20___ Notes”) of like tenor and effect, [except as to the details of each of the 20 ____ Notes set forth in such 20___ Notes]. The 20 ____ Notes are all issued under and are equally and ratably secured by and entitled to the protection of the Trust Indenture, duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Trust Indenture for a description of the rights, duties and obligations of the Issuer, the Trustee and the owners of the 20___ Notes. The 20__ Notes are issued as fully registered Notes in Authorized Denominations, as set forth in the Trust Indenture. [Additional Notes on a parity with the 20__ Notes may be issued by the Issuer from time to time upon the conditions and within the limitations and in the manner provided in the Trust Indenture.]

Principal of and interest on this Note shall be payable in accordance with the amortization schedule attached hereto.

The Issuer’s obligations under the Trust Indenture are secured by that certain Collateral Agreement dated as of July 1, 2012 among the Issuer, Q Lotus, Inc., a Nevada corporation (the “Subsidiary”) and the Collateral Agent. Reference is hereby made to the Collateral Agreement for the terms and conditions thereof.

Reference is hereby made to the Trust Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the 20___ Notes issued under the Trust Indenture, the operation and application of the Notes Fund and other funds and accounts established under the Trust Indenture charged with and pledged to the payment of the principal of, Redemption Price, if any, and the interest on the 20___ Notes, the nature and extent of the security for the 20___ Notes, the terms and conditions on which the 20___ Notes are issued, the rights, duties and obligations of the Issuer and of the Trustee under the Trust Indenture and the Issuer and/or Trustee and/or Collateral Agent under the Collateral Agreement, the conditions under which such Trust Indenture and Collateral Agreement may be amended without the consent of the Registered Owners of all Notes outstanding, the conditions under which such Trust Indenture and Collateral Agreement may be amended with the consent of the Registered Owners of a majority in aggregate principal amount of all Notes outstanding, and as to other rights and remedies of the owners of the 20___ Notes.

The terms of the 20___Notes include those stated in the Trust Indenture and Holders are referred to the Trust Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Trust Indenture, the provisions of the Trust Indenture shall control and be governing.

Exhibit B-2

This Note may be transferred only by recording the transfer on the Notes Register, which shall be kept for that purpose by the Trustee at the Principal Office of the Trustee. A transfer of this Note shall be registered and a new Note prepared, executed, authenticated and delivered upon surrender of this Note for cancellation accompanied by a written instrument of transfer in a form approved by the Trustee and duly executed by the Registered Owner hereof or his or her duly authorized attorney or legal representative, together with the fully executed Certificate of Transfer and Investor Letter as required by the Trust Indenture. Upon the registration of the transfer and the surrender of this Note, the Trustee shall provide in the name of the transferee, a new fully registered 20___ Note or Notes of the same aggregate principal amount, maturity and tenor as the surrendered 20___ Note.

This Note is delivered in the form of a fully registered Note in Authorized Denominations of $1,000,000 or any multiple of $250,000 in excess thereof, and upon surrender thereof at the Principal Office of the Trustee with a written request of exchange satisfactory to the Trustee duly executed by the Registered Owner or his duly authorized attorney or legal representative in writing, may, at the option of the Registered Owner thereof, be exchanged for an equal aggregate principal amount of 20___ Notes of any other authorized denominations and of the same interest rate and maturity date.

No exchange or transfer of any 20___ Notes shall be required of the Trustee (1) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of 20____Notes and ending at the close of business on the day of such mailing, (2) for 20____ Notes selected for redemption in whole or in part, or (3) during a period beginning at the opening of business on the Record Date next preceding a date set for payment of interest and ending on such date set for payment of interest.

The Registered Owner of this Note shall have no right to enforce the provisions of the Trust Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Trust Indenture or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Indenture.

By the acceptance of this Note, the owner hereof assents to all the provisions of the Trust Indenture and the Collateral Agreement

This Note is payable from and secured by the Trust Estate, as such term is defined in the Trust Indenture, all in the manner provided in the Trust Indenture. Reference to the Trust Indenture and the Collateral Agreement and any and all amendments to said agreements is made for a description of the covenants of the Issuer, the nature, extent and manner of enforcement of such covenants, the rights and remedies of the Owners of the 2012A Notes with respect thereto and the terms and conditions upon which this Note is delivered under the Trust Indenture.

[Add optional redemption provisions, if any]

Exhibit B-3

Notice of redemption shall be given by first class mail, postage prepaid, not more than sixty (60) days or fewer than thirty (30) days prior to said date of redemption, to the Owners of any 20___ Notes to be redeemed. Any defect in such notice as mailed shall not affect the validity of the proceedings for the redemption of 20____ Notes subject to redemption for which proper notice has been given.

The Trustee has no obligation or liability to the Registered Owner to make payments of the interest, Redemption Price, or principal of this Note, other than from the Trust Estate. The Trustee’s sole obligations are to administer, for the benefit of the Owners, the various funds and accounts established under the Trust Indenture and to exercise various responsibilities under the Trust Indenture and the Collateral Agreement.

This Note shall not be valid or become obligatory for any purpose or be entitled to any benefit or security under the Trust Indenture until it shall have been authenticated by execution of the Trustee, or such other authenticating agent as may be appointed by the Trustee under the Trust Indenture, of the certificate of authentication endorsed hereon.

[Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on this Note and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.]

It is hereby certified and recited that all acts, conditions and things required to exist, to happen, and to be performed, precedent to and in the issuance of this Note exist, have happened and have been performed in regular and due form and time as required by the Act, and that the issuance of this Note, [and of the issue of the 20____ Notes of which this Note is one], is in full compliance with all constitutional and statutory limitations or provisions.

[Signatures on next page]

Exhibit B-4

IN WITNESS WHEREOF, Q Lotus Holdings, Inc. has caused this Note to be signed by the manual signature of its President and its seal to be imprinted hereon, and attested by the manual signature of its Secretary all as of the Dated Date hereof.

Q LOTUS HOLDINGS, INC.

(SEAL)
By:
President

Attest:

By:
Secretary

Exhibit B-5

CERTIFICATE OF AUTHENTICATION

This Note represents [all][one] of the 20___ Notes delivered pursuant to the within mentioned Trust Indenture.

Date of Authentication: ___, 20__

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory
Exhibit B-6

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:________________________________________________(Insert assignee's legal name) _____________________________________________________________________________ (Insert assignee's social security number or taxpayer identification number)______________________________________________________________________

_________________________________________________________________________

(Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: ___________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

Exhibit B-7

AMORTIZATION SCHEDULE

Exhibit B-1

EXHIBIT C

CERTIFICATE OF TRANSFER

Q Lotus Holdings, Inc.

500 N. Dearborn Suite 605

Chicago, Illinois, 60654

Attention: Chief Financial Officer

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

Attention: Corporate Trust Services/Bond Transfer Unit

Re: Q Lotus Holdings, Inc. $____ aggregate principal amount of _____% Secured Notes dated as of _______, 20___, due ______, 20__, CUSIP No. ____/ISIN ____ (the “Note”)

Ladies and Gentlemen:

Reference is hereby made to the Trust Indenture, dated as of July 1, 2012 (the "Indenture"'), between Q Lotus Holdings, Inc. and U.S. Bank National Association, as Trustee and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. ________ (the "Transferor") owns and proposes to transfer the Note in the principal amount set forth above (the "Transfer") to __________ (the "Transferee"). In connection with the Transfer, the Transferor hereby certifies that the Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Note is being transferred to a Person that the Transferor reasonably believes is purchasing the Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person is a "qualified institutional buyer" or a “qualified institutional buyer” purchasing for the account of a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Note will be subject to the restrictions on transfer enumerated in the private placement legend printed on the Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and are dated ____, 20___.

[Insert Name of Transferor]

By:
Name:
Title:

Exhibit C-1

EXHIBIT D

FORM OF INVESTOR LETTER

Q Lotus Holdings, Inc.

500 N. Dearborn Suite 605

Chicago, Illinois, 60654

Attention: Chief Financial Officer

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

Attention: Corporate Trust Services/Bond Transfer Unit

Re: Q Lotus Holdings, Inc. $_____ in aggregate principal amount of _____% Secured Notes dated as of __, 20___, due ______, 20___, CUSIP No. ____/ISIN ____ (the “Purchased Notes”)

Ladies and Gentlemen:

In connection with our proposed purchase of the Purchased Notes, the undersigned (the “Investor”) represents to the addresses hereof as follows (all capitalized terms not otherwise defined herein having the meaning ascribed thereto in the Trust Indenture dated as of July 1, 2012 between Q Lotus Holdings, Inc. (the “Issuer”) and U.S. Bank National Association, as Trustee and Collateral Agent (the “Indenture”):

1.          The Investor has received a such information as the Investor deems necessary in order to make its investment decision with respect to the Purchased Notes and acknowledges its access to all of the reports filed by the Issuer with the SEC and available from the SEC’s Edgar system. The Investor acknowledges that it has been provided the opportunity to ask questions of, and receive answers from, the Issuer and the Subsidiary concerning terms and conditions of the offering. The Investor understands that substantial risks are involved in an investment in the Purchased Notes. In making its investment decision to acquire the Purchased Notes, the Investor has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any Person, including the Issuer, the Subsidiary or any Affiliates, except as filed with the SEC and available from the SEC’s Edgar system. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluation of the merits and risks of an investment in the Purchased Notes and the Investor is able to bear the substantial economic risks of such an investment. The Investor has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Purchased Notes.

Exhibit D-1

2.          The Investor is a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”))and is acquiring the Purchased Notes for its own account or a “Qualified Institutional Buyer” purchasing for the account of a “Qualified Institutional Buyer,” as to which account the Investor exercises sole investment discretion, with full power to make the acknowledgements, representations and agreements contained herein on behalf of such account. The Investor is purchasing the Purchased Notes for investment purposes and not with a view to, or for, the offer or sale in connection with a public distribution or in a matter that would violate the 1933 Act or the securities or blue sky laws of any state.

3.          The Investor understands that the Purchased Notes have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it decides to resell, pledge or otherwise transfer any Purchased Notes, such Purchased Notes may be resold, pledged or transferred without registration only to any entity that is a “Qualified Institutional Buyer” (as defined in Rule 144A under the 1933 Act) that has delivered to the transferor, the Issuer and the Trustee an investor letter substantially in the form hereof, as required by the Indenture and the Investor will be required to notify any purchaser of the Purchased Notes from it of the resale restrictions referred to herein and in the Purchased Notes. The Investor understands that all Notes will bear a legend to the effect that: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW AND WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

4.          The Investor understands that any purported transfer of any Purchased Note (or in any interest therein) in contravention of any of the restrictions and conditions in the Indenture shall be void, and the purported transferee in such transfer shall not be recognized by the Issuer or the Trustee or any other Person as a Holder of the Purchased Note for any purpose.

5.          The Investor has furnished to the transferor of the Purchased Notes (which shall be deemed to be the Issuer in connection with the original issuance of the Notes of which the Purchased Notes are a part) information within the meaning of Rule 144A of the Securities Act substantiating the reasonable belief of the transferor that the Investor is a Qualified Institutional Buyer within the meaning of Rule 144A.

Exhibit D-2

6.          The Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or an official inquire with respect to the matters covered hereby.

This certificate and the statements contained herein are made for your benefit and are dated ____, 20___.

[Insert Name of Purchaser/Transferee]

By:
Name:
Title:

Exhibit D-3

EXHIBIT E

FORM OF REQUEST AND AUTHORIZATION

Q Lotus Holdings, Inc.

$_________ _____% Secured Notes dated as of _______, 20___

Due ____________, 20__

(the “Purchased Note”)

1.           The undersigned, being an Authorized Officer of Q Lotus Holdings, Inc. (the “Issuer”), on behalf of the Issuer, hereby authorizes and requests U.S. Bank National Association, as Trustee and Collateral Agent (the “Trustee”) under that certain Trust Indenture dated as of July 1, 2012 (the “Trust Indenture”) between the Issuer and the Trustee, to deliver, on the date hereof, the above-referenced Purchased Note to or upon the direction of the Purchaser of the Purchased Note (the “Purchaser”), the Issuer hereby acknowledging receipt of consideration in full from the Purchaser in an amount equal to the purchase price of the Purchased Note (the “Purchase Price”).

[2.           The Purchased Note shall be registered in a Book-Entry Only System with DTC.]

3.           Those details of the Purchased Note required by the Trust Indenture to be set forth in this Request and Authorization, in addition to those set forth above, are as follows:

(a)	The Interest Payment Date[s] [is] [are] ____ [and ____] of each year.

(b)	The first Interest Payment Date is __________ , 20___.

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Trust Indenture. This Request and Authorization may be signed in counterparts, each of which, together shall constitute one and the same instrument.

[Signatures Continue on Following Page]

Exhibit E-1

IN WITNESS WHEREOF, the undersigned have executed this Request and Authorization as of _____, 20__.

Q LOTUS HOLDINGS, INC.
(SEAL)
By:
______________________________________ , President

Attest:

By:
______________________, Secretary

ACCEPTED:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Name:
Title:

Exhibit E-2

EXHIBIT F

FORM OF COLLATERAL AGREEMENT

THIS COLLATERAL AGREEMENT ("Agreement") is made as of this 1st day of July, 2012, by and between Q Lotus, Inc., a Nevada corporation ("Assignor"), and U.S. Bank National Association, a national banking association (“U.S. Bank”), as collateral agent (in such capacity, "Collateral Agent").

RECITALS

WHEREAS, Q Lotus Holdings, Inc., a Nevada corporation (“Issuer”) has entered into a certain Trust Indenture dated as of July 1, 2012 (as amended and in effect from time to time, the "Indenture"), with U.S. Bank, as Indenture Trustee, pursuant to which the holders of the Issuer’s secured promissory notes delivered by Issuer in the aggregate principal amount of $3,000,000,000 (the “Notes”), all as more particularly set forth in the Indenture (capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture);

WHEREAS, Assignor is a wholly-owned subsidiary of the Issuer;

WHEREAS, Assignor owns certain silica mining claims (each, a “Claim”) as more particularly set forth on Exhibit A attached hereto and made a part hereof; and

WHEREAS, Assignor is entitled to the proceeds, accessions, derivatives and profits derived from the Claims;

WHEREAS, it is a condition precedent to the issuance of Notes under the Indenture that the Assignor execute and deliver to the Indenture Trustee a collateral security agreement in substantially the form hereof; and

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Exhibit F-1

1.           Security Interest. This Agreement is for collateral purposes. As security for the payment of the Notes, Assignor hereby grants to the Collateral Agent a first lien security interest, hereinafter referred to as "the Security Interest", in any and all income, profits, commissions, economic interest, accessions, derivatives and proceeds due Assignor, directly or indirectly, pursuant to its interest in the Claims, including without limitation, all accounts receivable, good will, work in process, and all presently existing and future proceeds and products of, accessions to, and security for all of the above-described properties. The security interest includes, but is not limited to, all proceeds from sales, conveyances or other dispositions or realizations of any kind resulting from Assignor’s interest in the Claims or any interest held therein (collectively, the "Collateral"). The Assignor agrees to take such steps, execute such agreements and otherwise perform such acts as to ensure that the Security Interest created hereby shall take priority over all other claims or interests of third parties.

2.           Affirmative Covenants. Except as otherwise provided in this Agreement, Assignor covenants and agrees that it is the owner of the Collateral free and clear of all liens and grants the security interest herein in consideration of extension of the above loan by Assignor. Pending payment in full of the Notes and the performance of all of its obligations to Lender under this Agreement, Assignor shall:

(a)           Take all actions necessary in order to perfect and to protect and maintain the liens and the Security Interest granted pursuant to this Agreement, including but not limited to, executing (if necessary), delivering and causing the filing in the proper office of a Financing Statement on Form UCC-1 (the “Financing Statement”) concurrent with the execution of this Agreement, amending any filings to reflect the true ownership of the property against which such filings were made and execute (if necessary) and file or cause to be filed from time to time, such other financing statements, assignments, security agreements, mortgages and other instruments necessary in order to perfect and to keep perfected such liens and security interests of Collateral Agent in the Collateral;

(b)           Pay all costs of filing this Agreement, the Financing Statement or any other financing or termination statement with respect to the Collateral, and appoints the Collateral Agent as Assignor's attorney-in-fact to do whatever is necessary or whatever the Collateral Agent, the Indenture Trustee or the Noteholders may direct in order to perfect or continue perfected the Collateral Agent’s security interest in the Collateral.

(c)           Promptly give notice to the Collateral Agent and the Indenture Trustee in writing of all material litigation or proceedings instituted before any court or governmental or regulatory agency, whether against Assignor or any of its Affiliates or affecting any of same or any of their assets;

(d)           Defend the Collateral against any and all claims of any Person adverse to the claims of Collateral Agent;

Exhibit F-2

(e)           Keep the Collateral free from any lien, security interest, encumbrance, or other right, title or interest of any Person except as otherwise provided for in this Agreement;

(f)           Permit the Collateral Agent, the Indenture Trustee or the designees of such persons to inspect the Collateral and all statements with respect to the Collateral and any of the books and records of the Assignor, including corporate income tax returns, at any reasonable time;

(g)           Pay all taxes and assessments on the Collateral or the income earned on the Collateral; and

(h)           Be bound by and comply with all the terms, restrictions and conditions of the Indenture and to make any and all payments as specified in the Indenture.

3.           Warranties. No representation or statements have been made by Collateral Agent or the Indenture Trustee concerning the collateral except as stated in this Agreement, and there are no express or implied warranties of merchantability, fitness for a particular purpose, or otherwise, which arise apart from this writing.

4.           Negative Covenants. Assignor covenants and agrees that pending payment in full of the Notes and the performance of all of its obligations to the Collateral Agent under this Agreement and except as otherwise provided for in this Agreement, Assignor shall not do any of the following without the prior written consent of Lender:

(a)           Sell, lease, convey, impair, withdraw or otherwise dispose of the Collateral except to make the payments required under the Notes;

(b)           Mortgage, pledge, encumber, assign or otherwise transfer any interest, in whole or in part, in the Collateral, or withdraw or transfer any money, securities or other funds from the Collateral except (i) in payment of any amount due under the Notes or (ii) for liens and security interests in favor of the Collateral Agent;

(c)           Become liable upon obligations of any Person by assumption, endorsement or guaranty thereof; or

(d)           Make advances, loans and extensions of credit to any Person except those made in the ordinary course of its business as currently conducted.

Exhibit F-3

The Assignor acknowledges and agrees that the Collateral Agent shall not be required to give any consent or waiver unless the Indenture Trustee has given the Collateral Agent notice in writing that such consent or waiver has been approved by a majority of the holders (by principal balance) of the Notes (or such higher percentage as may be required by the Indenture).

5.           Events of Default. The following shall constitute "Collateral Agreement Events of Default" with respect to Assignor hereunder:

(a)           An Event of Default under the Indenture;

(b)           The failure to perform any term, covenant, condition or agreement contained in this Agreement and the same is not cured within thirty (30) days after written demand thereof by the Collateral Agent or the Indenture Trustee;

(c)           Any misrepresentation made by Assignor in this Agreement or in any document executed or furnished by Assignor to the Collateral Agent or the Indenture Trustee;

(d)           The creation of any encumbrance upon the Collateral except as specifically provided herein, or the making of any levy, judicial seizure or attachment of any part or all of the Collateral; and

(e)           Any transfer, pledge or assignment of the Collateral by the Assignor, except as specifically provided in this Agreement.

6.           Rights of Lender. Upon the occurrence of any Event of Default under the Indenture:

(a)           the Collateral Agent shall, at the direction of the Indenture Trustee (at the direction of the requisite Noteholders), take any action or seek any remedy as provided in the Indenture or this Agreement;

(b)           Collateral Agent shall have, and may exercise, each and every right and remedy granted it for an Event of Default or a Collateral Agreement Event of Default, together with any right or remedy granted under the Uniform Commercial Code or any other applicable law to a secured party upon default. In connection with the exercise of such rights and remedies, the Collateral Agent may incur reasonable attorneys' fees and legal expenses, and such fees and expenses shall be deemed to be part of Lender's cost of retaking, holding, preparing for sale and the like and shall become part of Assignor's obligation to Lender. Assignor expressly waives any presentment, demand, protest, or other notice of protest or notice of any kind except as expressly provided herein. Assignor shall make the Collateral available to the Collateral Agent, the Indenture Trustee or any designees of such Persons, at Collateral Agent's request, at a place to be designated by the Collateral Agent, the Indenture Trustee or any designees of such Persons which is reasonably convenient to both parties;

Exhibit F-4

(c)           The Collateral Agent may (but is under no obligation to do so) take possession of the Collateral and sell, lease or otherwise dispose of the Collateral in whole or in part, in accordance with the procedures set forth in Article VIII of the Indenture with respect to foreclosure on the Trust Estate;

(d)           All rights and remedies of the Collateral Agent provided for in this Agreement shall be cumulative, and the exercise of any one or more of them shall not preclude the exercise of others. The Collateral Agent may exercise its rights hereunder with respect to the Collateral without regard to other security or other sources of reimbursement or repayment of the Notes;

(e)           Notice of any sale, lease, other disposition or other intended action by the Collateral Agent shall be deemed reasonable if it is in writing and deposited in the United States mail ten (10) days in advance of the intended disposition or other intended action, first class postage prepaid and addressed to Assignor at the address indicated herein; and

(f)           The net proceeds or the value of any Collateral collected by virtue of the exercise of any of the remedies herein shall be delivered to the Indenture Trustee to be applied as set forth in Article VIII of the Trust Indenture.

7.           Miscellaneous.

(a)           This Agreement, the Indenture, the Notes and related documents delivered to the Collateral Agent or the Indenture Trustee pursuant hereto and the Trust Indenture constitute the entire understanding between the parties with respect to the subject matter hereof and may not be modified, changed, amended, terminated or abandoned except by written agreement executed by the parties hereto.

Exhibit F-5

(b)           To the extent the Collateral Agent receives any payment or amount by or on behalf of Assignor, which payment or amount, or any part thereof, is substantially invalidated, declared fraudulent or preferential, set aside and/or required to be repaid to Assignor, its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and included within the liabilities as of the date such initial payment, reduction, satisfaction occurred and same shall be secured by the Collateral of Assignor in which the Collateral Agent has been granted its Security Interest.

(c)           This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York.

(d)           No delay or failure on the part of the Collateral Agent in exercising any right, privilege or option hereunder or under the Trust Indenture or under any other agreement between the Collateral Agent, the Indenture Trustee, the Issuer and/or Assignor shall operate as a waiver of any default specified herein, nor shall any single or partial exercise by the Collateral Agent of any right, privilege or option preclude any other or further exercise thereof or the exercise of any right, privilege or option. The remedies herein are cumulative and not exclusive of any remedies provided by law. No waiver shall be binding unless in writing and signed by the party against whom such waiver is to be enforced.

(e)           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns. The interest of Assignor hereunder may not be assigned, by operation of law or otherwise, without the prior written consent of the Collateral Agent. The Collateral Agent may assign its interest hereunder, and if the party serving as Collateral Agent resigns or is removed as the Indenture Trustee, such Person may resign as Collateral Agent.

(f)           All notices required or permitted to be given or furnished under this Agreement to Assignor or the Collateral Agent shall be directed to Assignor or the Collateral Agent as the case may be at the following addresses:

If to Assignor:	Q Lotus, Inc.
520 N Kingsbury St, Unit 1810
Chicago, IL 60654
Attn: Gary Rosenberg

If to the Collateral Agent :	U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, MA 02110
Attn.: Q Lotus Notes

Exhibit F-6

Either party may change its address to which any such notice is to be delivered by furnishing written notice of such change to the other party in compliance with this paragraph.

(g)          Assignor will, at any time and from time to time upon written request of the Collateral Agent or the Indenture Trustee, execute and deliver such further documents, including financing statements, and do such other acts and things as the Collateral Agent or the Indenture Trustee may reasonably request in order to effectuate more fully the purpose of this Agreement, the Trust Indenture and other instruments, documents and agreements which shall be executed in connection with the Trust Indenture.

(h)          The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

(i)          Loss, theft or seizure of the Collateral shall not relieve the Assignor from the payment or performance of any obligation or indebtedness secured under the Agreement.

Exhibit F-7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ASSIGNOR:

Q Lotus, Inc, a Nevada Corporation

By:
Name:
Its:

COLLATERAL AGENT:
U.S. Bank National Association

By:
Name:
Its:

Exhibit F-8

CONSENT

Q Lotus Holdings, Inc., a Nevada corporation (“Issuer”) does hereby consent to the foregoing Agreement described above and agrees that upon notice from the Collateral Agent or the Indenture Trustee that there has been an Event of Default under the Trust Indenture or a Collateral Agreement Event of Default under the Collateral Agreement, Issuer shall direct any and all income, profits, commissions, economic interest and proceeds due Assignor, direct or indirect, accruing to Assignor from the Claims, to Lender.

Q Lotus Holdings, Inc, a Nevada Corporation

By:
Name:
Its:

Exhibit F-9

EXHIBIT A

COLLATERAL

Silica Mining Claims

BLM Serial	Claim	Location		Legal Description
Number	Name	County	State	Mer	Twp	Rng	Sec	Sub

ORMC 149 086	RAMEX 4	Jackson County	OR	33	0300S	0020E	034	NW
ORMC 149 087	RAMEX 5	Jackson County	OR	33	0300S	0020E	034	NW
ORMC 149 089	RAMEX 8	Douglas County	OR	33	0300S	0020E	033	NE
ORMC 149 090	RAMEX 9	Douglas County	OR	33	0300S	0020E	033	NE
ORMC 149 091	RAMEX 10	Jackson County	OR	33	0300S	0020E	034	NW
ORMC 149 092	RAMEX 11	Jackson County	OR	33	0300S	0020E	034	NW
ORMC 149 094	RAMEX 14	Douglas County	OR	33	0300S	0020E	033	SE
ORMC 149 095	RAMEX 15	Douglas County	OR	33	0300S	0020E	033	SE
ORMC 149 096	RAMEX 16	Jackson County	OR	33	0300S	0020E	034	SW
ORMC 149 097	RAMEX 17	Jackson County	OR	33	0300S	0020E	034	SW
ORMC 156 974	RAMEX 19	Jackson County	OR	33	0300S	0020E	034	NE NW
ORMC 156 975	RAMEX 20	Jackson County	OR	33	0300S	0020E	034	NE NW
ORMC 156 976	RAMEX 21	Jackson County	OR	33	0300S	0020E	034	NE NW
ORMC 156 977	RAMEX 22	Jackson County	OR	33	0300S	0020E	034	NE NW
ORMC 156 978	RAMEX 23	Jackson County	OR	33	0300S	0020E	034	NE NW SW SE
ORMC 156 979	RAMEX 24	Jackson County	OR	33	0300S	0020E	034	SW SE
ORMC 156 980	RAMEX 25	Jackson County	OR	33	0300S	0020E	034	SW SE
ORMC 156 981	RAMEX 26	Jackson County	OR	33	0300S	0020E	034	SW SE

Exhibit F-10